Ocwen Loan Servicing LLC

as Servicer

BICEP Owner Trust

BICEP Owner Trust II

as Sellers

Wells Fargo Bank, N.A.

as Master Servicer and Securities Administrator

BancCap Advisors, LLC

as Program Administrator

and

U.S. Bank National Association

as Trustee

_____________________________

BancCap Asset Securitization Issuance Corporation

Mortgage Loan Asset Backed Certificates, Series 2006-1

SERVICING AGREEMENT

Dated as of March 1, 2006

_____________________________

TABLE OF CONTENTS

Page

ARTICLE I. DEFINITIONS

Section 1.01

Definitions.

2

Section 1.02

Calculations Respecting Mortgage Loans

20

Section 1.03

Rights of the NIMs Insurer

20

ARTICLE II. SELLER’S ENGAGEMENT OF SERVICER
TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01

Contract for Servicing; Possession of Servicing Files.

20

Section 2.02

Books and Records.

21

ARTICLE III. SERVICING OF THE MORTGAGE LOANS

Section 3.01

Servicer to Service.

22

Section 3.02

Collection of Mortgage Loan Payments.

24

Section 3.03

Establishment of and Deposits to Custodial Account.

24

Section 3.04

Permitted Withdrawals From Custodial Account.

25

Section 3.05

Establishment of and Deposits to Escrow Account.

27

Section 3.06

Permitted Withdrawals From Escrow Account.

27

Section 3.07

Maintenance of PMI Policy and/or LPMI Policy; Claims.

28

Section 3.08

Fidelity Bond and Errors and Omissions Insurance.

29

Section 3.09

Notification of Adjustments.

29

Section 3.10

Completion and Recordation of Assignments of Mortgage.

30

Section 3.11

Protection of Accounts.

30

Section 3.12

Payment of Taxes, Insurance and Other Charges.

31

Section 3.13

Maintenance of Hazard Insurance.

31

Section 3.14

Maintenance of Mortgage Blanket Insurance.

32

Section 3.15

Restoration of Mortgaged Property.

33

Section 3.16

Title, Management and Disposition of REO Property.

33

Section 3.17

Real Estate Owned Reports.

35

Section 3.18

MERS.

35

Section 3.19

Liquidation Reports.

36

Section 3.20

Reports of Foreclosures and Abandonments of Mortgaged Property.

36

Section 3.21

Prepayment Premiums.

36

Section 3.22

Advance Facility

37

Section 3.23

Credit Reporting.

39

Section 3.24

Safeguarding Customer Information.

39

ARTICLE IIIA.  ADMINISTRATION AND MASTER SERVICING OF
MORTGAGE LOANS

Section 3A.01

Master Servicer

39

Section 3A.02

Monitoring of Servicer.

40

Section 3A.03

Fidelity Bond.

41

Section 3A.04

Power to Act; Procedures.

41

Section 3A.05

Documents, Records and Funds in Possession of Master Servicer To Be

Held for Trustee.

42

Section 3A.06

Section 3A.06 Trustee to Retain Possession of Certain Insurance Policies

and Documents.

43

Section 3A.07

Compensation for the Master Servicer.

43

Section 3A.08

Annual Officer’s Certificate as to Compliance.

43

Section 3A.09

Reserved.

43

Section 3A.10

Obligation of the Master Servicer in Respect of Prepayment Interest

Shortfalls.

43

Section 3A.11

Representations and Warranties of Master Servicer.

44

Section 3A.12

Establishment of and Deposits to Collection Account.

45

Section 3A.13

Permitted Withdrawals from the Collection Account.

45

Section 3A.14

Protection of Account.

46

ARTICLE IV. PAYMENTS TO TRUSTEE

Section 4.01

Remittances.

47

Section 4.02

Statements to Trustee.

48

Section 4.03

Advances by Servicer.

49

ARTICLE V. GENERAL SERVICING PROCEDURES

Section 5.01

Servicing Compensation.

50

Section 5.02

Annual Statement as to Compliance

50

Section 5.03

Assessments of Compliance and Attestation Reports.

52

Section 5.04

Transfers of Mortgaged Property.

54

ARTICLE VI. REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01

Representations, Warranties and Agreements of the Servicer.

55

Section 6.02

Remedies for Breach of Representations and Warranties of the Servicer.

57

Section 6.03

Additional Indemnification by the Servicer; Third Party Claims.

58

Section 6.04

Indemnification with Respect to Certain Taxes and Loss of REMIC

Status.

59

Section 6.05

Purchase of Distressed Mortgage Loans.

59

Section 6.06

Reporting Requirements of the Commission and Indemnification.

60

ARTICLE VII. THE SERVICER

Section 7.01

Merger or Consolidation of the Servicer.

61

Section 7.02

Limitation on Liability of the Servicer and Others.

61

Section 7.03

Limitation on Resignation and Assignment by the Servicer.

62

Section 7.04

Subservicing Agreements and Successor Subservicer.

63

ARTICLE VIII. TERMINATION

Section 8.01

Termination for Cause.

64

Section 8.02

Termination Without Cause.

66

Section 8.03

Terminated Servicer’s Right to Fees and Unreimbursed Advances

66

Section 8.04

Reserved.

66

Section 8.05

Termination of Master Servicer

66

ARTICLE IX. MISCELLANEOUS PROVISIONS

Section 9.01

Successor to the Servicer.

68

Section 9.02

Costs.

71

Section 9.03

Notices.

71

Section 9.04

Severability Clause.

73

Section 9.05

No Personal Solicitation.

73

Section 9.06

Counterparts.

73

Section 9.07

Place of Delivery and Governing Law.

73

Section 9.08

Further Agreements.

74

Section 9.09

Intention of the Parties.

74

Section 9.10

Successors and Assigns; Assignment of Servicing Agreement.

74

Section 9.11

Assignment by Sellers.

74

Section 9.12

Waivers.

74

Section 9.13

Exhibits.

74

Section 9.14

General Interpretive Principles.

75

Section 9.15

Reproduction of Documents.

75

EXHIBITS & SCHEDULES

EXHIBIT A

Mortgage Loan Schedule

EXHIBIT B

Custodial Account Letter Agreement

EXHIBIT C

Escrow Account Letter Agreement

EXHIBIT D-1

Trustee Data Field Requirements (Standard Layout)

EXHIBIT D-2

Trustee Default File Format

EXHIBIT D-3

Calculation of Realized Loss/Gain Form 332

EXHIBIT E

Form of Backup Certification

EXHIBIT F

Transaction Parties

EXHIBIT G

Form of Certification Regarding Servicing Criteria To Be Addressed in Report on Assesment of Compliance

SERVICING AGREEMENT

THIS SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of March, 2006, among BICEP OWNER TRUST and BICEP OWNER TRUST II, Delaware statutory trusts, (the “Sellers”), BANCCAP ADVISORS, LLC, as Program Administrator and OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (the “Servicer”), and acknowledged by U.S. BANK NATIONAL ASSOCIATION, as Trustee (the “Trustee”) and WELLS FARGO BANK, N.A., as Master Servicer (the “Master Servicer”) and as Securities Administrator (the “Securities Administrator”) under the Trust Agreement (as defined herein) recites and provides as follows:

RECITALS

WHEREAS, the Sellers have conveyed the Mortgage Loans on a servicing-released basis to BancCap Asset Securitization Issuance Corporation (the “Depositor”), which in turn has conveyed the Mortgage Loans to the Trustee, under a trust agreement dated as of March 1, 2006 (the “Trust Agreement”), between the Trustee and the Depositor.

WHEREAS, the Sellers desire that the Servicer service the Mortgage Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the right of the Sellers and of the Master Servicer to terminate the rights and obligations of the Servicer hereunder, subject to the conditions set forth herein.

WHEREAS, the Sellers and the Servicer acknowledge and agree that the Sellers will assign all of their rights hereunder to the Trustee, and that the reference herein to the Sellers is intended, unless otherwise specified, to mean the Sellers or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

WHEREAS, multiple classes of certificates (the “Certificates”), including the Class P and the Class C Certificates, will be issued on the Closing Date pursuant to the Trust Agreement and BICEP Residual Holdings, LLC (“Residual Holdings”) or a nominee thereof is expected to be the initial registered holder of the Class P and Class C Certificates;

WHEREAS, subsequent to the Closing Date but not later than April __, 2006, Residual Holdings intends to convey all of its rights, title and interest in and to the Class P and the Class C Certificates and all payments and all other proceeds received thereunder to an owner trust in which it will hold the sole equity interest, which trust will issue net interest margin securities (“NIM Securities”) through an indenture trust, such NIM Securities secured, in part, by the payments on such Certificates (the “NIMS Transaction”);

WHEREAS, one or more insurers (collectively, the “NIMS Insurer”) may each issue one or more insurance policies guaranteeing certain payments under the NIM Securities to be issued pursuant to the indenture in the NIMS Transaction;

WHEREAS, in the event there may be two or more individual insurers it is intended that the rights extended to the NIMS Insurer pursuant to this Agreement be allocated among two or more individual insurers that issue insurance policies in connection with the NIMS Transaction through a NIMS Insurance Agreement by and among such insurers and the parties hereto;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Sellers, Servicer, Master Servicer, Securities Administrator, Program Administrator and Trustee hereby agree as follows:

ARTICLE I.
DEFINITIONS

Section 1.01

Definitions.

The following terms are defined as follows (except as otherwise agreed in writing by the parties):

Accepted Master Servicing Practices:  With respect to any Mortgage Loan, as applicable, either (x) those mortgage master servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer (except in its capacity as successor to the Servicer) and (y) in accordance with state, local and federal laws, rules and regulations or (z) as provided in Section 3A.01 hereof, but in no event below the standard set forth in clauses (x) and (y).

Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of (x) prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and (y) in accordance with state, local and federal laws, rules and regulations.

Adjustable Rate Mortgage Loan:  A Mortgage Loan serviced pursuant to this Agreement which provides for an adjustable Mortgage Rate payable with respect thereto.

Adjustment Date:  With respect to each Adjustable Rate Mortgage Loan, each date, on which the Mortgage Interest Rate of such Mortgage Loan changes pursuant to the related Mortgage Note.  The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

Advance:  With respect to a Mortgage Loan, an advance of the aggregate of payments of principal and interest (net of the Servicing Fee) on one or more Mortgage Loans that were due on a Due Date in the related Collection Period and not received as of the close of business on the related Determination Date.

Adverse REMIC Event:  Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Trust Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created under the Trust Agreement to the extent such tax would be payable from assets held as part of the Trust Fund.

Aggregate Scheduled Principal Balance:  At any date of determination, the outstanding Scheduled Principal Balances of the Mortgage Loans serviced hereunder.

Agreement:  This Servicing Agreement and all amendments hereof and supplements hereto.

Ancillary Income:  All income derived from the Mortgage Loans, other than Servicing Fees, including but not limited to late charges (any interest paid on funds deposited in the Custodial Account and Escrow Account (other than interest on escrowed funds required by law to be paid to the Mortgagor), fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance, administrative fees and all other incidental fees and charges.  Ancillary Income shall not include any Prepayment Charges.

Annual Loss Percentage (Rolling Twelve Month):  As of any date of determination thereof, a fraction, expressed as a percentage, the numerator of which is the aggregate of the Realized Losses that occurred during the twelve immediately preceding Due Periods and denominator of which is the Scheduled Principal Balance of the Mortgage Loans as of the beginning of such twelve month period.

Appraised Value:  With respect to any Mortgaged Property, the value thereof as determined by an appraisal made for the originator of the related Mortgage Loan at the time of origination of such Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

Bankruptcy Code: The United States Bankruptcy Reform Act of 1978, as amended.

Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in California, Colorado, Florida, Illinois, Maryland, Minnesota, New York, New York or, if other than New York, the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to be closed.

Certificates:  Any or all of the Certificates issued pursuant to the Trust Agreement.

Closing Date:  April 7, 2006.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Collection Account:  The separate account or accounts established and maintained by the Master Servicer pursuant to Section 3A.12 hereof.

Collection Period: With respect to any Distribution Date, the period from the second day of the month immediately preceding such Distribution Date to and including the first day of the month of such Distribution Date.

Compensating Interest:  For any Remittance Date and the Mortgage Loans serviced by the Servicer, the lesser of (i) the aggregate Servicing Fee payable to that Servicer on such Remittance Date and (ii) the aggregate Net Prepayment Interest Shortfall allocable to Principal Prepayments in full for that Remittance Date.  In accordance with Section 3A.10, the Master Servicer will be required to make any payment of Compensating Interest required to be made but not made by the Servicer pursuant to this Agreement with respect to any Distribution Date, but only to the extent of compensation received by the Master Servicer on such Distribution Date in accordance with Section 3A.07.  For the avoidance of doubt, no Compensating Interest payment shall be required in connection with any shortfalls resulting from Principal Prepayments in part or the application of the Servicemembers Civil Re lief Act, as amended.

Condemnation Proceeds:  All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

Costs:  For any Person, any claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses of such Person.

Coupon Rate:  The rate of interest borne by each Note from time to time.

Cram Down Loss:  With respect to a Mortgage Loan, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the Scheduled Principal Balance or the Coupon Rate of such Mortgage Loan, the amount of such reduction.  A Cram Down Loss shall be deemed to have occurred on the date of issuance of such order.

Cumulative Loss Percentage:  As of any date of determination thereof, the Cumulative Realized Losses as a percentage of the Cut-Off Date Principal Balance of the Mortgage Loans.

Cumulative Realized Losses:  As of any date of determination, the aggregate amount of Realized Losses with respect to the Mortgage Loans since the Cut-Off Date reduced by any related Subsequent Recoveries.

Custodial Account:  The separate account or accounts created and maintained pursuant to Section 3.03.

Custodial Agreement:  The custodial agreement relating to custody of the Mortgage Loans, between the Custodian and the Trustee, dated March 1, 2006.

Custodian:  LaSalle Bank National Association and its successors.

Cut-off Date:  March 1, 2006.

Cut-Off Date Principal Balance:  With respect to a Mortgage Loan in the Trust Fund on the Closing Date, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date.

Debt Service Reduction: With respect to any Mortgage Loan, a reduction of the Scheduled Payment that the related Mortgagor is obligated to pay on any Due Date as a result of any bankruptcy or similar proceeding

Deficient Valuation:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

Deleted Mortgage Loan:  A Mortgage Loan that is repurchased from the Trust Fund pursuant to the terms hereof or as to which one or more Qualified Substitute Mortgage Loans are substituted therefor.

Delinquency Rate:  With respect to any calendar month, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 days Delinquent or more (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Aggregate Scheduled Principal Balance as of the close of business on the last day of such month

Delinquent:  With respect to any Mortgage Loan and related Monthly Payment, the Monthly Payment due on a Due Date which is not made by the close of business on the next scheduled Due Date for such Mortgage Loan.  For example, a Mortgage Loan is 60 or more days Delinquent if the Monthly Payment due on a Due Date is not made by the close of business on the second scheduled Due Date after such Due Date.

Deposit Date:  The day in each calendar month on which the Master Servicer is required to remit payments to the Distribution Account, which is the 24th day of each calendar month no later than 1:00 p.m. (New York City time) (or, if such 24th day is not a Business Day, the immediately preceding Business Day).

Depositor: BancCap Asset Securitization Issuance Corporation, or any successor in interest.

Determination Date:  With respect to each Remittance Date, the 14th day of the month in which such Remittance Date occurs, or, if such 14th day is not a Business Day, the next succeeding Business Day.

Distressed Mortgage Loan.  As of any Determination Date, any Mortgage Loan that is delinquent in payment for a period of ninety (90) days or more, without giving effect to any grace period permitted by the related Mortgage Loan, or for which the Servicer or Trustee has accepted a deed in lieu of foreclosure.

Distribution Date:  The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in April 2006.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

“Eligible Account”:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated no lower than P-1 by Moody’s, F-1 by Fitch and A-1 by S&P (or comparable ratings if Moody’s, Fitch and S&P are not the Rating Agencies) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Securities Administrator, the Trustee and to each Rating Agency, the account holder will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) an account otherwise acceptable to the NIMS Insurer, if any, and each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee and the Securities Administrator.  Eligible Accounts may bear interest.

Environmental Problem Property:  A Mortgaged Property or REO Property that is in violation of any environmental law, rule or regulation.

Errors and Omissions Insurance:  Errors and Omissions Insurance to be maintained by the Servicer in accordance with Section 3.08.

Escrow Account:  The separate account or accounts created and maintained pursuant to Section 3.05.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

Event of Default:  Any event set forth in Section 8.01.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Fannie Mae:  Fannie Mae, or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer in accordance with Section 3.08.

Fitch:  Fitch, Inc., or any successor in interest.

Fixed Rate Mortgage Loan:  Any Mortgage Loan as to which the related Mortgage Note provides for a fixed rate of interest throughout the term of such Note.

Freddie Mac:  Freddie Mac, or any successor thereto.

Ginnie Mae:  The Government National Mortgage Association, or any successor thereto.

Gross Margin:  With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

Gross Subsequent Recoveries:  Any unexpected recoveries related to a Liquidated Mortgage Loan received by the Servicer which were allocated as a Realized Loss in reducing a Certificate Principal Balance (as defined in the Trust Agreement) of a Class of the Mezzanine Certificates (as defined in the Trust Agreement) on a Distribution Date prior to the Prepayment Period in which such funds were received.  Gross Subsequent Recoveries may include but are not limited to unanticipated insurance settlements, tax refunds or mortgage bankruptcy distributions.

Index:  With respect to each Adjustable Rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

Insurance Proceeds:  Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan or the related Mortgaged Property (including any related PMI Policy), to the extent such proceeds are not (i) to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage or (ii) Gross Subsequent Recoveries with respect to such Mortgage Loan.

Liquidated Mortgage Loan:  As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

Liquidation Proceeds:  The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee’s sale, foreclosure sale or otherwise or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 3.16.

Loan-to-Value Ratio:  As of any date and as to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the (x) Scheduled Principal Balance of the Mortgage Loan (if such Mortgage Loan is secured by a first lien on the related Mortgaged Property) or the sum of the Principal Balance of the Mortgage Loan and any other mortgage loan secured by a senior lien on the related Mortgaged Property (if such Mortgage Loan is secured by a junior lien on the related Mortgaged Property) and the denominator of which is (y) the Value of the related Mortgaged Property.

Master Servicer Event of Default:  Any one of the events, conditions or circumstances enumerated in Section 8.05.

Master Servicer Fee:  With respect to each Distribution Date, one-twelfth of the Master Servicer Fee Rate multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (prior to giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period).

Master Servicer Fee Rate:  .023% per annum.

Maximum Mortgage Rate:  With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Interest Rate thereunder.

MERS:  Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS Eligible Mortgage Loan:  Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS.

MERS Mortgage Loan:  Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

Minimum Mortgage Rate:  With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Interest Rate thereunder.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Moody’s:  Moody’s Investors Service, Inc., or any successor in interest.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

Mortgage File:  The mortgage documents listed in Section 2.01 of the Trust Agreement pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy to be maintained by the Servicer in accordance with Section 3.14.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note, after giving effect to any applicable Relief Act Reduction.

Mortgage Loan:  An individual Mortgage Loan that is the subject of this Agreement, each Mortgage Loan subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the applicable Servicing Fee, Master Servicing Fee and Program Administrator Fee.

Mortgage Loan Schedule:  A schedule of the Mortgage Loans setting forth information with respect to such Mortgage Loans (including any MERS identification number (if available) with respect to each MERS Mortgage Loan or MERS Eligible Mortgage Loan), attached hereto as Exhibit A.

Mortgage Note:  The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

Mortgaged Property:  The underlying property securing a Mortgage Loan, including any REO Property, consisting of a fee simple or leasehold estate in a parcel of real property improved by a Residential Dwelling.

Mortgagor:  The obligor on a Mortgage Note.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan, the related Liquidation Proceeds net of (i) unreimbursed expenses and (ii) any unreimbursed Advances and Servicing Advances, if any.

Net Prepayment Interest Shortfall:  With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfall Amounts with respect to the Mortgage Loans for such date over any Prepayment Interest Excess Amounts and amounts paid with respect to such shortfalls by the Servicer pursuant to Section 4.01.

NIMS Securities:  As defined in the fifth Recital to this Agreement

NIMS Insurer:  As defined in the sixth Recital to this Agreement

NIMS Transaction:  As defined in the fifth Recital to this Agreement

Non-MERS Eligible Mortgage Loan:  Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

Non-MERS Mortgage Loan:  Any Mortgage Loan other than a MERS Mortgage Loan.

Nonrecoverable Advance :  Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not ultimately be recoverable from collections on such Mortgage Loan, Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds or other amounts received with respect to such Mortgage Loan or REO Property as provided herein; provided, however, to the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination.

Note:  The note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of a Servicer, reasonably acceptable to either Seller (with respect to its related Mortgage Loans), but which must be independent outside counsel with respect to any such opinion of counsel concerning federal income tax matters.

Origination Value:  With respect to any Mortgaged Property, the lesser of (i) the Appraised Value thereof and (ii) the value thereof as determined and assigned at origination by a review appraisal conducted by the Seller.

Permitted Investments:  Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Servicer, the NIMS Insurer, if any, the Trustee, the Securities Administrator or any of their respective Affiliates or for which an Affiliate of the NIMS Insurer, if any, or the Securities Administrator serves as an advisor:

(i)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

(A) demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by or federal funds sold by any depository institution or trust company (including the Securities Administrator or its agents acting in their commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company (or, if the only Rating Agency is S&P, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) or its ultimate parent has a short-term uninsured debt rating in the highest available rating category of Fitch, Moody ’s and S&P and provided that each such investment has an original maturity of no more than 365 days; and provided further that, if the only Rating Agency is S&P and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of S&P if S&P is the Rating Agency; and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

(iii)

repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated F-1+ or higher by Fitch, rated A-1+ by S&P and rated A2 or higher by Moody’s;

(iv)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating category at the time of such investment or contractual commitment providing for such investment;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

(vi)

units of taxable money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940), which funds have the highest rating available for such securities from the Rating Agencies (if so rated by such Rating Agency) or which have been designated in writing by the Rating Agencies as Permitted Investments; and

(vii)

if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates and that are relatively risk free;

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

The Securities Administrator or its Affiliates are permitted to receive additional compensation (such compensation shall not be an expense of the Trust or constitute an Extraordinary Trust Fund Expense) that could be deemed to be in the Securities Administrator’s economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

Person:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

PMI Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

Prepayment Charge:  With respect to any Remittance Date, all prepayment penalties, penalty or yield maintenance premiums or charges paid by the obligors under the Mortgage Notes due to Principal Prepayments collected by the Servicer during the immediately preceding Prepayment Period.

Prepayment Interest Excess Amount:  With respect to any Distribution Date, for each Mortgage Loan for which a Principal Prepayment in full or in part is applied on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, the amount of interest collected on such Principal Prepayment in full at the applicable Mortgage Loan Remittance Rate from the first day of the month in which such Distribution Date occurs through the day on which such Principal Prepayment is applied.

Prepayment Interest Shortfall Amount: With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full or in part that was applied by the Servicer to reduce the outstanding principal balance of such loan on a date preceding the Due Date in the month in which such Distribution Date occurs, an amount equal to interest at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the month in which such Principal Prepayment is applied.  The obligations of the Servicer in respect of any Prepayment Interest Shortfall Amount are set forth in Section 3.03.  For avoidance of doubt, no Prepayment Interest Shortfall Amounts shall exist with respect to Principal Prepayments which are applied during the period from the first through the 14th day of the month of the related Distribution Date.

Prepayment Period:  With respect to any Distribution Date, (i) the period from the 15th day of the month immediately preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, the Cut-off Date) through the 14th day of the month in which such Distribution Date occurs, inclusive, for purposes of Principal Prepayments; and (ii) the calendar month immediately preceding the calendar month in which such Distribution Date occurs, for any other purpose.  Except for purposes of calculating Prepayment Interest Excess Amounts, Principal Prepayments made during the calendar month immediately preceding the Cut-off Date and received by the Servicer shall be deemed to be received after the Cut-off Date and during the Prepayment Period related to the first Distribution Date

Prime Rate:  The prime rate of United States money center commercial banks as published in The Wall Street Journal.

Principal Prepayment:  Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

Program Administrator:  BancCap Advisors, LLC and its successors and assigns.

Program Administrator Fee:  With respect to each Mortgage Loan and for any calendar month, an amount equal to one month’s interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Program Administrator Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month.

Program Administrator Fee Rate:  0.050% per annum.

Purchase Price:  With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03 or Section 9.01 of the Trust Agreement, an amount equal to the sum of (i) 100% of the Scheduled Principal Balance thereof as of the date of purchase (or such other price as provided in Section 9.01 of the Trust Agreement), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Scheduled Principal Balance at the applicable Mortgage Loan Remittance Rate in effect from time to time from the Due Date as to which interest was last paid by the Mortgagor or by an advance by the Servicer through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Scheduled Principal Balance at the applicable Mortgage Loan Remittance Rate in effect from time to time from the Due Date as to which interest was last paid by the Mortgagor or by an advance by the Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and Advances that as of the date of purchase had been distributed in respect of REO Imputed Interest pursuant to Section 4.01, (iii) any unreimbursed Servicing Advances, Advances and Nonrecoverable Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, and (iv) in the case of a Mortgage Loan required to be repurchased pursuant to Section 2.03 of the Trust Agreement because such Mortgage Loan is in breach of the representation i n Section [6(xlvi)] or in Section [6(lxi)] of the Mortgage Loan Purchase Agreement, any additional costs or damages in excess of the amounts to be paid pursuant to clauses (i) through (v) above (including attorney’s fees) incurred by the Trust as a result of the Trust’s status as an assignee or purchaser of such Mortgage Loans.

Qualified Insurer:  A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

Qualified Substitute Mortgage Loan:  A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of the Trust Agreement or the Mortgage Loan Purchase Agreement (as defined in the Trust Agreement) which must, on the date of such substitution, (i) have an outstanding principal balance (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5.00% less than, the outstanding principal balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) if the Qualified Substitute Mortgage Loan is an Adjustable Rate Mortgage Loan, have a Maximum Mortgage Rate not greater than the Maximum Mortgage Rate on the Deleted Mortgage Loan and have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (iv) if the Qualified Substitute Mortgage Loan is an Adjustable Rate Mortgage Loan, have a Gross Margin equal to or greater than the Gross Margin of the Deleted Mortgage Loan, (v) if the Qualified Substitute Mortgage Loan is an Adjustable Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, (vi) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (vii) be current (with no contractual delinquencies outstanding) as of the date of substitution, (viii) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (ix) have a risk grading determined by the Seller at least equal to the risk grading assigned on the Deleted Mortgage Loan, (x) have been underwritten or reunderwritten by the Seller in accordance with the same or, as determined by the Seller, more favorable, underwriting guidelines as the Deleted Mortgage Loan, (xi) Reserved, (xii) be secured by the same property type as the Deleted Mortgage Loan, (xiii) have a lien priority equal to or superior to that of the Deleted Mortgage Loan, (xiv) be covered by the PMI Policy if the Deleted Mortgage Loan was covered by the PMI Policy, and (xv) conform to each representation and warranty set forth in Section 6 of the Mortgage Loan Purchase Agreement (as defined in the Trust Agreement) applicable to the Deleted Mortgage Loan.  In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clauses (ii) through (v) hereof shall be satisfied for each such mortgage loan, the risk gradings described in clause (ix) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (vi) hereof shall be determined on the basis of weighted average remaining term to maturity (provided that no such mortgage loan may have a remaining term to maturity longer than the Deleted Mortgage Loan), the Loan-to-Value Ratios described in clause (viii) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xv) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

Rating Agency:  Each of Moody’s, S&P and Fitch.

Rating Condition: Shall have the meaning set forth in Section 9.01.

Realized Loss:  With respect to any Liquidated Mortgage Loan, the amount of loss realized equal to the portion of the Scheduled Principal Balance remaining unpaid after application of all Net Liquidation Proceeds and Insurance Proceeds in respect of such Mortgage Loan. If the Servicer receives Subsequent Recoveries with respect to any Liquidated Mortgage Loan, the amount of the Realized Loss with respect to that Liquidated Mortgage Loan will be reduced to the extent such recoveries are applied to principal distributions on any Distribution Date.

Refinanced Mortgage Loan:  A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria:  As defined in the Trust Agreement.

Relief Act Reduction:

With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as amended, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one month period at the Mortgage Interest Rate without giving effect to such reduction.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

Remittance Date:  With respect to each Distribution Date, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of the month in which such Distribution Date occurs.

REO Disposition:  The final sale by the Servicer of any REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Section 3.12.

REO Imputed Interest:  As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month’s interest at the applicable Mortgage Loan Remittance Rate on the Scheduled Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the close of business on the Distribution Date in such calendar month.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, pursuant to Section 3.12.

Residential Dwelling:  Any one of the following:  (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project or a Freddie Mac eligible condominium project, (iv) a manufactured home, or (v) a detached one-family dwelling in a planned unit development, none of which is a co-operative or mobile home.

Responsible Officer:  When used with respect to the Trustee, any officer of the corporate trust office of the Trustee having direct responsibility for the administration of this Agreement, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary,  any Trust Officer or Assistant Trust Officer or any other employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers.

Rolling Three Month Delinquency Rate:  With respect to any Distribution Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates, respectively) immediately preceding calendar months.

Scheduled Payment:  Each scheduled payment of principal and interest (or of interest only, if applicable) to be paid by the Mortgagor on a Mortgage Loan, as reduced (except where otherwise specified herein) by the amount of any related Debt Service Reduction (excluding all amounts of principal and interest that were due on or before the Cut-off Date whenever received) and, in the case of an REO Property, an amount equivalent to the Scheduled Payment that would have been due on the related Mortgage Loan if such Mortgage Loan had remained in existence.

Scheduled Principal Balance:  With respect to (i) any Mortgage Loan as of any Distribution Date, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut off Date, and on or before the Due Date in the related Collection Period, whether or not received from the Mortgagor or advanced by the Servicer, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the related Prepayment Period), and any Cram Down Losses and (ii) any REO Property as of any Distribution Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by or on behalf of the Trustee (reduced by any amount applied as a reduction of principal on the Mortgage Loan); provided however, that the Scheduled Principal Balance for any Mortgage Loan that has become a Liquidated Loan shall be zero as of the first day of the Due Period following the Due Period in which such Mortgage Loan becomes a Liquidated Loan, and at all times thereafter.

Securities Administrator: Wells Fargo Bank, N.A. or its successor in interest or assigns.

Servicer:  Ocwen Loan Servicing, LLC or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

Servicer Loss Test:  The Servicer Loss Test for any period set out below is satisfied if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below:

Cumulative Loss

Period

Percentage

First twelve months after initial cut-off date

1.5%

Next twelve months

3.0%

Next twelve months

4.5%

Next twelve months

5.5%

Thereafter

6.0%

Servicer Termination Test:  The Servicer Termination Test is satisfied for any date of determination thereof, if (x) the 60+ Delinquency Percentage (Rolling Three Month) is less than 18.94%, (y) the Servicer Loss Test is satisfied, and (z) the Annual Loss Percentage (Rolling Twelve Month) for the twelve month period immediately preceding the date of determination thereof is less than 2.50%

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses other than Advances (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, inspection, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage, (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged P roperty, (f) compliance with the obligations pursuant to the provisions of the Fannie Mae Guides, (g) in connection with executing and recording instruments of satisfaction or deeds of reconveyance to the extent not recovered from the Mortgagor and (h) obtaining any legal documentation required to be included in the Mortgage Files and/or correcting any outstanding title issues (i.e., any lien or encumbrance on the Mortgaged Property that prevents the effective enforcement of the intended lien position) reasonably necessary for the Servicer to perform its obligations under this Agreement.

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time

Servicing Fee:  With respect to each Mortgage Loan, an amount equal to one-twelfth the product of (i) the Servicing Fee Rate and (ii) the outstanding principal balance of such Mortgage Loan.  The Servicing Fee is limited to and is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of this Agreement) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement.

Servicing Fee Rate:  0.50% per annum.

Servicing File:  The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Trustee by the Servicer.

Servicing Officer:  Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Master Servicer, the Securities Administrator and the Program Administrator, as such list may from time to time be amended.

60+ Day Delinquent Loan:  With respect to any date of determination thereof, the Mortgage Loan related to each REO Property and each Mortgage Loan with respect to which any portion of a Scheduled Payment is, as of the last day of the month preceding the current Remittance Date, 60 days or more Delinquent (including Mortgage Loans that have gone into foreclosure or have been discharged by reason of bankruptcy).

60+ Delinquency Percentage (Rolling Three Month):  With respect to any date of determination, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Due Periods, the numerator of each of which is equal to the Aggregate Scheduled Principal Balance of 60+ Day Delinquent Loans as of the date of determination and the denominator of which is the Aggregate Scheduled Principal Balance as of such date of determination.

S&P:  Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc, or any successor in interest.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of the Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Servicer or a related Subservicer.

Subsequent Recoveries:  The Gross Subsequent Recoveries net of amounts payable or reimbursable to the Servicer for related (i) Advances, (ii) Servicing Advances and (iii) Servicing Fees.

Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a portion of the servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

Substitution Adjustment Amount: The amount, if any, by which the Scheduled Principal Balance of a Deleted Mortgage Loan exceeds the Scheduled Principal Balance of the related Qualified Substitute Mortgage Loan, or aggregate Scheduled Principal Balance, if applicable, plus unpaid interest thereon, and any related unpaid Advances or unpaid Servicing Fees, and the amount of any costs and damages incurred by the Trust Fund in connection with any violation of any applicable federal, state or local predatory or abusive lending laws in connection with the origination of such Deleted Mortgage Loan.

Trust Agreement:  The Trust Agreement dated as of March 1, 2006, among the Trustee, the Master Servicer, the Servicer, the Securities Administrator and the Depositor.

Trust Fund:  The trust fund established by the Trust Agreement, the assets of which consist of the Mortgage Loans and any related assets.

Trustee Fee:  The fee specified in the fee letter between the Depositor and the Trustee.

Trustee:  U.S. Bank National Association or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

Underwriters:  Credit Suisse and Barclays.

Value:  With respect to any Mortgaged Property, the lesser of (i) the Origination Value thereof and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is the Origination Value thereof.

Any capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the Trust Agreement.

Section 1.02

Calculations Respecting Mortgage Loans

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Master Servicer and then to the Securities Administrator as supplied to the Master Servicer by the Servicer and to the Securities Administrator by the Master Servicer.  The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer.

Section 1.03

Rights of the NIMs Insurer

Each of the rights of the NIMS Insurer, if any, set forth in this Agreement shall be in effect only so long as any NIM Securities are issued and remain outstanding or the NIMS Insurer, if any, is owed amounts in respect of its guarantee of payment on such NIM Securities.

ARTICLE II.

SELLER’S ENGAGEMENT OF SERVICER TO PERFORM SERVICING
RESPONSIBILITIES

Section 2.01

Contract for Servicing; Possession of Servicing Files.

The Sellers, by execution and delivery of this Agreement, does hereby contract with the Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans.  On or before the Closing Date, the Sellers shall cause to be delivered the Servicing Files with respect to its related Mortgage Loans listed on the Mortgage Loan Schedule to the Servicer if the Servicer does not already hold such Servicing Files.  The Servicer shall maintain a Servicing File with respect to each Mortgage Loan in order to service such Mortgage Loans pursuant to this Agreement and each Servicing File delivered to the Servicer shall be held in trust by the Servicer for the benefit of the Trustee; provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by the Sellers.  The Servicer’s possession of any portion of the Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only.  The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the related Mortgage Loan by the Trustee.  The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

Section 2.02

Books and Records.

(a)

Subject to Section 3.01(a) hereof, as soon as practicable after the Closing Date, or the date on which a Qualifying Substitute Mortgage Loan is delivered pursuant to Section 2.05 of the Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Seller as a Servicing Advance, shall cause the Mortgage or Assignment of Mortgage, as applicable, with respect to each MERS Eligible Mortgage Loan, to be properly recorded in the name of MERS in the public recording office in the applicable jurisdiction, or shall ascertain that such have previously been so recorded and, with the cooperation of the Trustee, shall take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan and each MERS Eligible Mortgage Loan on the record s of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

(b)

For each Mortgage Loan that is not a MERS Mortgage Loan, the related Mortgage File shall contain the original Assignment of Mortgage, in blank, which assignment appears to be in form and substance acceptable for recording and, in the event that the related Seller acquired the Mortgage Loan in a merger, the assignment must be by “[Seller], successor by merger to [name of predecessor]”, and in the event that the Mortgage Loan was acquired or originated by the related Seller while doing business under another name, the assignment must be by “[Seller], formerly known as [previous name]”.

(c)

All rights arising out of the Mortgage Loans shall be vested in the Trustee, subject to the Servicer’s right to service and administer the Mortgage Loans hereunder in accordance with the terms of this Agreement.  All funds received on or in connection with a Mortgage Loan, other than the Servicing Fee and other compensation to which the Servicer is entitled as set forth herein, including but not limited to in Section 5.01 below, shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

(d)

Any out-of-pocket costs incurred by the Servicer pursuant to this Section 2.02 and Section 3.01(a), including any recording or other fees in connection with the Servicer’s obtaining the necessary powers of attorney (and which are specified herein to be an expense of the Sellers), shall be reimbursed to the Servicer as a Servicing Advance.

(e)

The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 3.01 within ten (10) days of their execution; provided, however, that the Servicer shall provide the Custodian with a Servicer certified true copy of any such document submitted for recordation within ten (10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 120 days of its submission for recordation, or as soon thereafter as such recording office will make such certified copy available.

ARTICLE III.
SERVICING OF THE MORTGAGE LOANS

Section 3.01

Servicer to Service.

The Servicer, as an independent contractor, shall service and administer the Mortgage Loans from and after the Closing Date, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

The Seller and the Servicer additionally agree as follows:

(a)

The Servicer shall (i) record or cause to be recorded the Mortgage or the Assignment of Mortgage, as applicable, with respect to all MERS Eligible Mortgage Loans, in the name of MERS, or shall ascertain that such have previously been so recorded; (ii) with the cooperation of the Trustee, take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan and each MERS Eligible Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

(b)

If applicable, the Servicer shall, in accordance with the relevant provisions of the Cranston-Gonzales National Affordable Housing Act of 1990, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act, provide notice to the Mortgagor of each Mortgage Loan of the transfer of the servicing thereto to the Servicer.

(c)

The Servicer shall be responsible for the preparation of and costs associated with notifications to Mortgagors of the assumption of servicing by the Servicer.

The Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) permit any modification of any material term of any Mortgage Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make an Advance in accordance with Section 4.03, in an amount equal to the difference between (i) such month’s principal and one month’s interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (ii) the amount paid by the Mortgagor.  The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 4.03.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  Upon the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties u nder this Agreement.  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.  Notwithstanding anything to the contrary contained in this Servicing Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

The Servicer shall use reasonable efforts consistent with the servicing standard set forth in this Section 3.01, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments.  The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will constitute and be recoverable as Servicing Advances by the Servicer.  Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in this Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Interest Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan) accept payment from the related Mortgagor of an amount less than the Scheduled Principal Balance in final satisfaction of such Mortgage Loan (such payment, a “Short Pay-off”) or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor; provided, that in the judgment of the Servicer, any such modification, waiver or amendment could reasonably be expected to result in collections and other recoveries in respect of such Mortgage Loans in excess of Net Liquidation Proceeds that would be recovered upon the foreclosure of, or other realization upon, such Mortgage Loan absent such action and provided further, that the NIMS Insurer’s prior written consent shall be required for any modification, waiver or amendment if the aggregate number of outstanding Mortgage Loans which have been m odified, waived or amended exceeds 5% of the number of Closing Date Mortgage Loans as of the Cut-off Date.

In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement.

The Servicer shall inspect the Mortgaged Properties as often as deemed necessary by the Servicer in accordance with Accepted Servicing Practices to assure itself that the value of the Mortgaged Properties are being preserved.  In addition, if any Mortgage Loan is more than 60 days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer.  The Servicer shall keep a written report of each such inspection.

Section 3.02

Collection of Mortgage Loan Payments.

Continuously from the Closing Date, until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 3.03

Establishment of and Deposits to Custodial Account.

The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “Ocwen Loan Servicing, LLC for the benefit of the Trustee on behalf of the registered holders of BASIC Mortgage Loan Pass-Through Certificates, 2006-1.”  The Custodial Account shall be established as an Eligible Account.  Any funds deposited in the Custodial Account may be invested in Permitted Investments subject to the provisions of Section 3.11 hereof.  Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04.  The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B.  On or prior to the Closing Date, a copy of such certification or letter agreement shall be furnished to the Securities Administrator, the Program Administrator and the NIMS Insurer, if any, and, upon request, to any subsequent owner of the Mortgage Loans.

The Servicer shall deposit in the Custodial Account on a daily basis on or prior to the second Business Day following receipt thereof, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Cut-off Date (other than scheduled payments of principal and interest due on or before the Cut-off Date):

(i)

all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Liquidation Proceeds;

(iv)

all Insurance Proceeds (other than amounts to be held in the Escrow Accounts and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan documents and Accepted Servicing Practices);

(v)

all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan documents and Accepted Servicing Practices;

(vi)

with respect to each Principal Prepayment in full or in part, the Net Prepayment Interest Shortfall Amount, if any, for the month of distribution.  Such deposit shall be made from the Servicer’s own funds, without reimbursement therefor, up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans;

(vii)

all Advances made by the Servicer pursuant to Section 4.03;

(viii)

any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy;

(ix)

any amounts received with respect to or related to any REO Property or REO Disposition Proceeds;

(x)

any Prepayment Charges;

(xi)

any other amount required hereunder to be deposited by the Servicer in the Custodial Account (including any amounts received under a PMI Policy pursuant to Section 3.07); and

(xii)

any amounts received from a person giving representations and warranties with respect to a Mortgage Loan, in connection with the repurchase of the Mortgage Loan.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of the Servicing Fee and Ancillary Income need not be deposited by the Servicer into the Custodial Account.

Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04.  Any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Trust Fund.

Section 3.04

Permitted Withdrawals From Custodial Account.

The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(i)

to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

(ii)

reserved;

(iii)

in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage Loan;

(iv)

reserved;

(v)

to pay itself investment earnings on funds deposited in the Custodial Account;

(vi)

to clear and terminate the Custodial Account upon the termination of this Agreement;

(vii)

to transfer funds to another Eligible Account in accordance with Section 3.11 hereof;

(viii)

to invest funds in certain Permitted Investments in accordance with Section 3.11 hereof;

(ix)

to reimburse itself to the extent of funds in the Custodial Account for Advances of the Servicer’s funds made pursuant to Section 4.03, the Servicer’s right to reimburse itself pursuant to this subclause (ix) with respect to any Mortgage Loan being limited to amounts received on or in respect of the related Mortgage Loan which represent late recoveries of payments of principal or interest with respect to which an Advance was made, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(x)

to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer’s right to reimburse itself pursuant to this subclause (x) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(xi)

to reimburse itself out of any funds in the Custodial Account for Nonrecoverable Advances and for Servicing Fees on Liquidated Mortgage Loans not recovered out of related proceeds;

(xii)

to reimburse itself for expenses incurred or reimbursable and amounts payable to the Servicer pursuant to Section 6.03 to the extent not previously reimbursed under clause (x) of this Section 3.04;

(xiii)

to withdraw funds deposited in error; and

(xiv)

to clear and terminate the Custodial Account on the termination of this Agreement

Section 3.05

Establishment of and Deposits to Escrow Account.

The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled “Ocwen Loan Servicing, LLC, for the benefit of the Trustee on behalf of the registered holders of BASIC Mortgage Loan Pass-Through Certificates, 2006-1.”  The Escrow Accounts shall be established either (i) as an Eligible Account or (ii) in an account or accounts the deposits in which are insured by the FDIC to its limits, provided that any deposits therein that are not so insured shall be held in an Eligible Account in a manner that shall provide maximum available insurance thereunder.  Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06.  The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit C.  On or prior to the Closing Date, a copy of such certification or letter agreement shall be furnished to the Securities Administrator, the Program Administrator and the NIMS Insurer, if any, and, upon request, to any subsequent owner of the Mortgage Loans.

The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)

all amounts representing Insurance Proceeds or Condemnation Proceeds that are to be applied to the restoration or repair of any Mortgaged Property.

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06.  The Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor.  Additionally, any other benefit derived from the Escrow Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer.  To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 3.06

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, sewer rents, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

(iii)

to the extent permitted by applicable law, for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(iv)

to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments;

(v)

for application to restoration or repair of the Mortgaged Property in accordance with Section 3.15;

(vi)

to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii)

to remove funds inadvertently placed in the Escrow Account by the Servicer; and

(viii)

to clear and terminate the Escrow Account on the termination of this Agreement.

The Servicer will be responsible for the administration of the Escrow Accounts and will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 3.06, reimbursable from the Escrow Account or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien.  If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Servicer will, within ten (10) Business Days of such notice, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property.  Notwithstanding the foregoing, the Servicer shall not have any obligation to make any Servicing Advance that it deems a Nonrecoverable Advance.

Section 3.07

Maintenance of PMI Policy; Claims.

The Servicer shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies, including, but not limited to, the provisions of the Homeowners Equity Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

With respect to each Mortgage Loan with a loan to value ratio at origination in excess of 80%, the Servicer shall maintain or cause the Mortgagor to maintain (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) in full force and effect a PMI Policy, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%.  In the event that such PMI Policy shall be terminated, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level.  The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder.   In connection with any assumption or substitution agreements entered into or to be entered into with respect to a Mortgage Loan, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy.  If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan.  Any amounts collected by the Servicer under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.04.

If the Qualified Insurer fails to pay a claim under a PMI Policy solely as a result of a breach by the Servicer or subservicer of its obligations hereunder or under such Policy, the Servicer shall be required to deposit in the Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any rights to reimbursement from the Trust Fund.

Section 3.08

Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Servicer Employees”).  Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees.  Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 3.08 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Sellers’ & Servicers’ Guide.  Upon the request of the Master Servicer or the NIMS Insurer, the Servicer shall cause to be delivered to such party a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Master Servicer or the NIMS Insurer.

Section 3.09

Notification of Adjustments.

With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments.  The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer or the receipt of notice from the Sellers, the Program Administrator or the Master Servicer that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused thereby.

Section 3.10

Reserved.

Section 3.11

Protection of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different Eligible Account from time to time; provided that in the event the Custodial Account or any Escrow Account is no longer an Eligible Account, the Servicer shall transfer such Custodial Account or Escrow Account, as the case may be, to an Eligible Account.  Such transfer shall be made only upon obtaining the consent of the Master Servicer, the Program Administrator and the NIMS Insurer, if any, which consent shall not be withheld unreasonably and the servicer shall give notice to the Master Servicer of any change in the location of the Custodial Account.

The Servicer shall bear any expenses, losses or damages sustained by the Securities Administrator if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Permitted Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the “Insured Amount”) the Servicer shall be obligated to invest the excess amount over the Insured Amount in Permitted Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account.  Any such Permitted Investment shall mature no later than the Business Day immediately preceding the related Remittance Date, provided, however, that if such Permitted Investment is an obligation of an institution that satisfies clause (i) of the definition of Eligible Account (other than the Servicer) and that maintains the Custodial Account or the Escrow Account, then such Permitted Investment may mature on the related Remittance Date.  Any such Permitted Investment shall be made in the name of the Servicer in trust for the benefit of the Trust Fund.  All income on or gain realized from any such Permitted Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized.

Section 3.12

Reserved.

Section 3.13

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (a) the replacement value of the improvements securing the Mortgage Loan and (b) the greater of (i) the outstanding principal balance of the Mortgage Loan and (ii) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.  If at any time during the term of the Mortgage Loa n, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall force place the required flood insurance on the Mortgagor’s behalf.

If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner’s association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

The Servicer shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

In the event that the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor’s attention the desirability of protection of the Mortgaged Property.

All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best’s Key Rating Guide and are licensed to do business in the jurisdiction in which the Mortgaged Property is located.  The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.  The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

Pursuant to Section 3.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer’s normal servicing procedures as specified in Section 3.15) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.04.

Section 3.14

Maintenance of Mortgage Blanket Insurance.

The Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans.  To the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.13 and otherwise complies with all other requirements of Section 3.13, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.13.  Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account or Escrow Account subject to withdrawal pursuant to Sections 3.04 or 3.06.  Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.13, and there shall have been a loss which would have be en covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer’s funds, without reimbursement therefor.

Section 3.15

Restoration of Mortgaged Property.

The Servicer need not obtain the approval of the Master Servicer or the NIMS Insurer, if any, prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices.  At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)

the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)

the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(iii)

the Servicer shall verify that the Mortgage Loan is not sixty (60) or more days delinquent; and

(iv)

pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

Section 3.16

Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee (or MERS, as applicable), or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located.  The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale.  The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trust Fund.

Notwithstanding anything to the contrary contained in this Section 3.16, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Master Servicer or the Program Administrator otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer.  Upon completion of the inspection, the Servicer shall provide the Master Servicer and the Program Administrator with a written report of such environmental inspection.  In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In the event that the environmental inspection report is inconclusive as to whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of the Master Servicer, proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In such instance, the Master Servicer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless the Master Servicer notifies the Servicer in writing, within five (5) Business Days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure.  The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service (and provided a copy of the same to the NIMS Insurer) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC.  If the Servicer has received such an extension (and provided a copy of the same to the NIMS Insurer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending three months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value, as acceptable to the NIMS Insurer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trust ee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code.

The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account.  As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed Advances made pursuant to this Section or otherwise pursuant to this Agreement.

The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Trust Fund.

The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10, such Servicing Advances to be reimbursed pursuant to Section 3.04.  The Servicer shall make monthly distributions on each Remittance Date to the Securities Administrator of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 3.12 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 3.17

Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish to the Master Servicer and the Program Administrator on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.  That statement shall be accompanied by such other information as the Master Servicer or the Program Administrator shall reasonably request.

Section 3.18

MERS.

(a)

So long as the Trustee is a member of MERS, the Servicer shall use its best efforts to cause the Trustee to be identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

(b)

The Servicer shall maintain in good standing its membership in MERS.  In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended.

(c)

With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership of such Mortgage Loans of which the Servicer has notice.

(d)

With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall notify MERS as to any transfer of servicing pursuant to Section 3.15 or Section 9.01 within 10 Business Days of such transfer of servicing.  The Servicer shall cooperate with the Trustee, and any successor servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system.

Section 3.19

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Trustee pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Securities Administrator and the Master Servicer a liquidation report with respect to such Mortgaged Property.

Section 3.20

Reports of Foreclosures and Abandonments of Mortgaged Property.

Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

Section 3.21

Prepayment Charges.

Except as provided below, the Servicer or any designee of the Servicer shall not waive any Prepayment Charges with respect to any Mortgage Loan.  If the Servicer or its designee fails to collect a Prepayment Charges at the time of the related prepayment of any Mortgage Loan subject to such Prepayment Charges, the Servicer shall pay to the Securities Administrator at such time (by deposit to the Custodial Account) an amount equal to the amount of the Prepayment Charges not collected; provided, however, that with respect to any Mortgage Loan as to which the original or a copy of the Mortgage Note is not in the Servicer’s possession (after the Servicer has used commercially reasonable efforts to obtain the Mortgage Note from the Custodian), the Servicer shall not have any obligation to pay the amount of any uncollected Prepayment Charges under this Section 3.21 if the failure to collect such amount is the result of inaccurate or incomplete information regarding Prepayment Charges included on the Mortgage Loan Schedule relating to the related Mortgage Loan.  With respect to any Mortgage Loan as to which the original or a copy of the Mortgage Note is not in the Servicer’s possession (after the Servicer has used commercially reasonable efforts to obtain the Mortgage Note from the Custodian), the Servicer may rely on the Prepayment Charges data set forth on the related Mortgage Loan Schedule and the Servicer shall not have any liability for any loss resulting from the Servicer’s calculation of the Prepayment Charges utilizing the data contained in the related Mortgage Loan Schedule.  Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without paying to the Securities Administrator the amount of such Prepayment Charges only if such Prepayment Charges (i) relates to a defaulted Mortgage Loan (defined as 61 days or more delinquent), and such waiver would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such Prepayment Charges and the related Mortgage Loan, or (ii) if the prepayment is not a result of a refinance by the Servicer or any of its affiliates and (a) a default under the Mortgage Loan is reasonably foreseeable and such waiver would maximize recovery of total proceeds taking into account the value of such a Prepayment charges and the related Mortgage Loan, (b) the collection of the Prepayment Charges would be in violation of applicable laws or (c) notwithstanding any state or federal law to the contrary, any Prepayment Charge in any instance where a Mortgage Loan is in foreclosure.

Section 3.22

Advance Facility

(a)

With the prior written consent of the NIMs Insurer, the Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”) under which (1) the Servicer assigns or pledges to another Person (together with such Person’s successors and assigns, an “Advancing Person”) the Servicer’s rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Sellers, the Master Servicer, the Trustee or the Certificateholders is required before the Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Servicer&# 146;s behalf, the Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances and/or Servicing Advances, as applicable, pursuant to this Agreement, then the Servicer shall not be permitted to reimburse itself for Advances and/or Servicing Advances, but instead the Servicer shall be required to remit amounts collected that would otherwise be retained by the Servicer to reimburse it for previously unreimbursed Advances (“Advance Reimbursement Amounts”) and/or previously unreimbursed Servicing Advances (“Servicing Advance Reimbursement Amounts” and together with Advance Reimbursement Amounts, “Reimbursement Amounts”) (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility) in accordance with the documentation es tablishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an “Advance Facility Trustee”) designated by such Advancing Person.  Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the “Available Distribution Amount” or distributed to Certificateholders.

If the Servicer enters into an Advance Facility, the Servicer and the related Advancing Person shall deliver to the Master Servicer and the Securities Administrator a written notice of the existence of such Advance Facility (an “Advance Facility Notice”), stating the identity of the Advancing Person and any related Advance Facility Trustee.  An Advance Facility Notice may only be terminated by the joint written direction of the Servicer and the related Advancing Person as described in Section 3.22(h) below.

(b)

Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, no Person shall be entitled to reimbursement from funds held in the Custodial Account for future distribution to Certificateholders pursuant to this Agreement. None of the Trustee, the Program Administrator or the NIMS Insurer shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Master Servicer, the Program Administrator or the NIMS Insurer have any responsibility to track or monitor the administration of the Advance Facility or the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee.  The Servicer shall maintain and provide to any successor Servicer and (upon request) the NIMS Insurer, the Master Servicer, the Securities Administrator and the Program Administrator a detailed accounting on a loan by loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person.  The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

(c)

An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a subservicer set forth in this Agreement.

(d)

Reimbursement Amounts distributed with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a “first in, first out” (FIFO) basis. The Servicer shall provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each Distribution Date, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan. The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pl edged to an Advancing Person.

(e)

The Servicer who enters into an Advance Facility shall indemnify the NIMS Insurer, the Trustee, the Securities Administrator, the Master Servicer, the Program Administrator, the Trust Fund and any successor resulting from any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the NIMS Insurer, the Trustee, the Securities Administrator, the Program Administrator or the successor Servicer.

(f)

Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor Servicer, may be entered into by the Sellers, the Trustee, the Master Servicer, the Securities Administrator, and the Servicer without the consent of any Certificateholder, but only with the consent of the NIMS Insurer, notwithstanding anything to the contrary in this Agreement or the Trust Agreement.

(g)

Any rights of set-off that the Trust Fund, the Trustee, the Securities Administrator, the Depositor, any successor Servicer or any other Person might otherwise have against any Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

(h)

After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

Section 3.23

Credit Reporting.

For each Mortgage Loan, the Servicer shall accurately and fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to each of the following credit repositories:  Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis.

Section 3.24

Safeguarding Customer Information.

The Servicer has implemented and will maintain security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616 and the rules promulgated thereunder, as amended from time to time (the “Guidelines”).

The Servicer shall promptly provide the Program Administrator, the Trustee, Securities Administrator and the NIMS Insurer information reasonably available to it regarding such security measures upon the reasonable request of the Program Administrator, the Trustee, the Securities Administrator and the NIMS Insurer which information shall include, but not be limited to, any Statement on Auditing Standards (SAS) No. 70 report covering the Servicer’s operations, and any other audit reports, summaries of test results or equivalent measures taken by the Servicer with respect to its security measures to the extent reasonably necessary in order for the Owner to satisfy its obligations under the Guidelines.

ARTICLE IIIA.

ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3A.01

Master Servicer.

The Master Servicer shall supervise, monitor and oversee the obligation of the Servicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices.  Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement.  The Master Servicer shall independently and separately monitor the Servicer’s servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Collection Account pursuant to the terms hereof based on information provided to the Master Servicer by the Servicer.

The Trustee shall furnish the Servicer and/or the Master Servicer with any limited powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicer and/or the Master Servicer to execute in the name of the Trustee or the Custodian, as applicable, all documents reasonably required to perform the servicing functions described in Article III or this Article IIIA.  The Trustee shall have no responsibility for any action of the Master Servicer or the Servicer pursuant to any such limited power of attorney and shall be indemnified by the Master Servicer or the Servicer, as applicable, for any cost, liability or expense incurred by the Trustee in connection with such Person’s misuse of any such power of attorney.

The Custodian shall provide access to the records and documentation in possession of the Custodian regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Custodian; provided, however, that, unless otherwise required by law, the Custodian shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor.  The Custodian shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Custodian’s actual costs.

The Trustee shall execute and deliver to the Servicer or the Master Servicer upon written request any court pleadings, requests for Trustee’s sale or other documents necessary or desirable to (i) the foreclosure or Trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or any other Mortgage Loan Document; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or any other Mortgage Loan Document or otherwise available at law or equity.

Section 3A.02

Monitoring of Servicer.

(a) The Master Servicer shall be responsible for monitoring the compliance by the Servicer with its duties under this Agreement.  In the review of the Servicer’s activities, the Master Servicer may rely upon an Officer’s Certificate of the Servicer with regard to the Servicer’s compliance with the terms of this Agreement.  In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the terms hereof, or that a notice should be sent pursuant to the terms hereof with respect to the occurrence of an event that, unless cured, would constitute a Servicer Event of Default, the Master Servicer shall notify the Servicer, the Sellers and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b) The Master Servicer, for the benefit of the Trustee, shall enforce the obligations of the Servicer under this Agreement and shall, in the event that the Servicer fails to perform its obligations in accordance with this Agreement, subject to the preceding paragraph, Section 9.1 and Article VIII, terminate the rights and obligations of the Servicer hereunder in accordance with the provisions of Article VIII.  Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend a ny legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c) The Master Servicer shall be entitled to be reimbursed by the Servicer (or from amounts on deposit in the Collection Account if the Servicer is unable to fulfill its obligations hereunder) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from a predecessor Servicer (or if the predecessor Servicer is the Master Servicer, from the Servicer immediately preceding the Master Servicer), including, without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

(d) The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

(e) If the Master Servicer acts as successor to the Servicer, it will not assume liability for the representations and warranties of the terminated Servicer.

Section 3A.03

Fidelity Bond.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder.  The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers.

Section 3A.04

Power to Act; Procedures.

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the provisions of Article VIII, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case in accordance with the provisions of this Agreement and Accepted Master Servicing Practices; provi ded, however, that the Master Servicer shall not (and shall not permit the Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, if taken or not taken, as the case may be, would result in an Adverse REMIC Event unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not result in an Adverse REMIC Event.  The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney prepared and delivered to it and reasonably acceptable to it empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any cour t action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents prepared and delivered to it and reasonably acceptable to it, as the Master Servicer or the Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer and shall be indemnified by the Master Servicer or the Servicer, as applicable, for any cost, liability or expense incurred by the Trustee in connection with such Person’s use or misuse of any such power of attorney).  If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee.  In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

Section 3A.05

Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

(a) The Master Servicer shall transmit to the Custodian such documents and instruments coming into the possession of the Master Servicer from time to time as are required by the terms hereof to be delivered to the Custodian.  Any funds received by the Master Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be remitted to the Securities Administrator on the next Deposit Date for deposit in the Distribution Account.  The Master Servicer shall, and, subject to Section 3.15, shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Securities Administrator, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan assoc iations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it.  In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b) All funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be remitted to the Securities Administrator on the next Deposit Date for deposit in the Distribution Account.

Section 3A.06

Custodian to Retain Possession of Certain Insurance Policies and Documents.

The Custodian on behalf of the Trustee shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement.  Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer and the Servicer have otherwise fulfilled their respective obligations under this Agreement, the Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.  The Master Servicer shall promptly deliver or cause to be delivered to the Custodian, upon the execution or receipt thereof, the originals of any primary mortgage insurance policies, any certificates of rene wal and such other documents or instruments that constitute Mortgage Loan Documents that come into the possession of the Master Servicer from time to time.

Section 3A.07

Compensation for the Master Servicer.

As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to (i) the Master Servicer Fee and (ii) the income from investment of or earnings on the funds from time to time in the Collection Account, as provided in Sections 3A.12 and 3A.13.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

Section 3A.08

Reserved.

Section 3A.09

Reserved.

Section 3A.10

Obligation of the Master Servicer in Respect of Prepayment Interest Shortfall Amounts.

In the event of any Net Prepayment Interest Shortfalls, the Master Servicer shall deposit into the Distribution Account not later than the related Distribution Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Servicer with respect to Net Prepayment Interest Shortfalls attributable to Principal Prepayments on the related Mortgage Loans for the related Distribution Date, and not so paid by the Servicer, and (ii) the aggregate amount of compensation earned by the Master Servicer pursuant to Section 3A.07.

Section 3A.11

Representations and Warranties of Master Servicer.

The Master Servicer hereby represents and warrants to the Servicer, the Depositor, the Sellers, the Securities Administrator and the Trustee, for the benefit of the Certificateholders and the NIMS Insurer, if any, that as of the Closing Date:

(a) the Master Servicer is a national banking association duly formed, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer;

(b) the Master Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Master Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(c) the execution and delivery of this Agreement by the Master Servicer, the consummation by the Master Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a breach of any term or provision of charter and by-laws of the Master Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Master Servicer’s knowledge, would in the future materially and adversely affect, (x) the ability of the Master Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Master Servicer taken as a whole;

(d) the Master Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

(e) no litigation is pending against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to perform any of its other obligations hereunder in accordance with the terms hereof;

(f) there are no actions or proceedings against, or investigations known to it of, the Master Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Master Servicer of its obligations under, or validity or enforceability of, this Agreement; and

(g)  no consent, approval, authorization, license or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, licenses or orders, if any, that have been obtained prior to the Closing Date.

Section 3A.12

Establishment of and Deposits to Collection Account.

The Master Servicer shall establish and maintain, on behalf of the Certificateholders and the NIMS Insurer, if any, a Collection Account entitled “Wells Fargo Bank, N.A. for the benefit of the Trustee on behalf of the registered holders of BASIC Mortgage Loan Pass-Through Certificates, 2006-1.”  The Collection Account shall be established as an Eligible Account.  In addition, the Master Servicer shall deposit in the Collection Account any amounts required to be deposited by it pursuant to Section 3A.14 in connection with losses on Permitted Investments in the Collection Account.

In the event that the Servicer shall remit any amount not required to be remitted by it, it may at any time direct the Master Servicer to withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.  Such direction may be accomplished by delivering an Officer’s Certificate to the Master Servicer, which describes the amounts deposited in error in the Collection Account.  All funds deposited in the Collection Account shall be held by the Master Servicer in escrow for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3A.13.  In no event shall the Master Servicer incur liability for withdrawals from the Collection Account at the direction of the Servicer.

If the Collection Account ceases to be an Eligible Account, the Master Servicer shall establish a new Collection Account that is an Eligible Account within 15 days and transfer all funds and investment property on deposit in such existing Collection Account into such new Collection Account.

Section 3A.13

Permitted Withdrawals from the Collection Account.

The Master Servicer may from time to time withdraw funds from the Collection Account for the following purposes:

(i) to pay to the Trustee the annual Trustee Fee, on the Distribution Date in April of each year and to pay to the Program Administrator the Program Administration Fee on each Distribution Date;

(ii) to the extent not previously retained, to reimburse itself for reasonable expenses and any indemnities to which it is owed pursuant to Section 3A.07 hereof, and earnings on or investment income with respect to funds in or credited to the Collection Account as master servicing compensation;

(iii) to the extent not previously retained by the Master Servicer, to reimburse the Master Servicer (A) for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on any Mortgage Loan in respect of which any such Advance was made and (B) for any Nonrecoverable Advance;

(iv) to the extent not previously retained by the Servicer, to pay to the Servicer the servicing compensation to which it is entitled pursuant to Section 5.01;

(v) reserved;

(vi) to withdraw and return to the Servicer or itself, as applicable, any amount deposited in the Collection Account and not required to be deposited therein, including any amounts owed to the Servicer as part of the Servicing Fee, in accordance with the terms hereunder;

(vii) on or prior to each Deposit Date, to withdraw an amount equal to the amount then on deposit in the Collection Account with respect to the related Distribution Date (minus any withdrawals permitted to be made by the Master Servicer pursuant to this Section 3A.13) and remit such amount to the Securities Administrator for deposit in the Distribution Account; and

(viii) to clear and terminate the Collection Account upon termination of the Agreement.

Section 3A.14

Protection of Account.

The Master Servicer may transfer the Collection Account to a different Eligible Account from time to time.  Such transfer shall be made only upon obtaining the consent of the Trustee, the Program Administrator and the NIMS Insurer, if any, which consent shall not be withheld unreasonably.

The Master Servicer shall bear any expenses, losses or damages sustained by the Trustee if the Collection Account is not a demand deposit account.

Amounts on deposit in the Collection Account may at the option of the Master Servicer be invested in Permitted Investments; provided that in the event that amounts on deposit in the Collection Account exceed the amount fully insured by the FDIC (the “Insured Amount”) the Master Servicer shall be obligated to invest the excess amount over the Insured Amount in Permitted Investments on the same Business Day as such excess amount becomes present in the Colection Account.  Any such Permitted Investment shall mature no later than the Business Day immediately preceding the related Deposit Date, provided, however, that if such Permitted Investment is an obligation of of an institution that satisfies clause (i) of the definition of Eligible Account (other than the Master Servicer) and that maintains the Collection Account, then such Permitted Investment may mature on the related Deposit Date ..  Any such Permitted Investment shall be made in the name of the Master Servicer in trust for the benefit of the Trustee.  All income on or gain realized from any such Permitted Investment shall be for the benefit of the Master Servicer as Master Servicer compensation and may be withdrawn at any time by the Master Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Collection Account, by the Master Servicer out of its own funds immediately as realized.

ARTICLE IV.
PAYMENTS TO SECURITIES ADMINISTRATOR

Section 4.01

Remittances.

On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer (i) all amounts received with respect to Monthly Payments deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (ii) all Advances and Servicing Advances, if any, which the Servicer is obligated to make pursuant to Section 4.03, plus (iii) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received during the applicable Prepayment Period, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03(vi), and minus (iv) any amounts attributable to Monthly Payments collected in advance that are due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Even t of Default by the Servicer.

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Securities Administrator from time to time:

Wells Fargo Bank, N.A.

ABA#:121-000-248

Account Number: 3970771416

Account Name:  Corporate Trust Clearing

For further credit to:  50911000 BASIC 2006-1 Custodial Account

Section 4.02

Statements to Securities Administrator.

Not later than the seventeenth day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Securities Administrator, the Master Servicer, the Program Administrator, and the NIMS Insurer, if any, (i) (A) a monthly remittance advice in the format set forth in Exhibit D-1 hereto, (B) a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed between the Servicer and the Securities Administrator) relating to the period ending on the last day of the preceding calendar month and (C) a Calculation of Realized Loss/Gain Form 332 in the format set forth in Exhibit D-3 and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Securities Administrator, the Master Servicer and the Program Administrato r.  Together with such monthly remittance advice, the Servicer shall furnish to the Securities Administrator, the Master Servicer,  the Program Administrator and the NIMS Insurer, if any, a report setting for a calculation of each of the Servicer Termination Tests relating to the period ending on the last day of the preceding calendar month.

Not later than the Business Day preceeding the related Remittance Date, the Servicer shall furnish to the Securities Administrator, the Master Servicer, the Program Administrator and the NIMS Insurer, if any, (a) a monthly payoff remittance advice regarding any Principal Prepayments in full applied to the related Mortgage Loan during the related Prepayment Period, containing such information and in such format as is mutually acceptable to the Securities Administrator, the Master Servicer and the Program Administrator, and (b) all such information required pursuant to clause (a) above in electronic format, on magnetic tape or other similar media reasonably acceptable to the Securities Administrator and the Master Servicer.

Notwithstanding anything to the contrary contained in a PMI Policy, the Servicer shall not be required to submit any supplemental reports including the foregoing data with respect to any such PMI Policy until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from the Program Administrator to appropriately code its servicing system in accordance with such requirements.

In addition, not more than 60 days after the end of each calendar year, commencing December 31, 2006, the Servicer shall provide (as such information becomes reasonably available to the Servicer) to the Securities Administrator, the Master Servicer,  the Program Administrator and the NIMS Insurer such information concerning the Mortgage Loans and annual remittances to the Securities Administrator relating thereto as is necessary for the Securities Administrator to prepare the Trust Fund’s federal income tax return and for any investor in the Certificates to prepare any required tax return.  Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Program Administrator, the Securities Administrator and the NIMS Insurer pursuant to any requirements of the Code as from t ime to time are in force.

During each year in which a 10-K is required to be filed for the Trust, the Servicer shall promptly notify the Securities Administrator, the Master Servicer and the Depositor (i) of any legal proceedings pending against the Servicer of the type described in Item 1117 (§ 229.1117) of Regulation AB and (ii) if the Servicer shall become (but only to the extent not previously disclosed to the Master Servicer and the Depositor) at any time an affiliate of any of the parties listed on Exhibit F to this Agreement.

During each year in which a 10-K is required to be filed for the Trust, if so requested by the Securities Administrator, the Master Servicer or the Depositor on any date following the date on which information was first provided to the Master Servicer, the Securities Administrator and the Depositor pursuant to the preceding sentence, the Servicer shall, within ten Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in Section 6.01(k) or, if such a representation and warranty is not accurate as of the date of such request, provide reasonable adequate disclosure of the pertinent facts, in writing, to the requesting party.

During each year in which a 10-K is required to be filed for the Trust, the Servicer shall provide to the Securities Administrator, the Master Servicer and the Depositor prompt notice of the occurrence of any of the following: any Event of Default under the terms of this Agreement, any merger, consolidation or sale of substantially all of the assets of the Servicer and any material litigation involving the Servicer.  After receipt of a notification each March 1 commencing March 1, 2007, from the Sponsor identifying the names of the transaction parties, the Servicer shall provide to the Securities Administrator, the Master Servicer and the Depositor prompt notice of any affiliation or other significant relationship between the Servicer and other transaction parties.

During each year in which a 10-K is required to be filed for the Trust, in addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D pursuant to the Trust Agreement, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the Depositor and the Securities Administrator notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)

any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)

material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii)

information regarding any material pool asset changes (such as, additions, substitutions or repurchases).

Section 4.03

Advances by Servicer.

On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to the aggregate of all Advances relating to Monthly Payments which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 3.01.  The Servicer’s obligation to make such Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan un less the Servicer deems such Advances to be Nonrecoverable Advances.

ARTICLE V.
GENERAL SERVICING PROCEDURES

Section 5.01

Servicing Compensation.

As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer shall retain (i) the relevant Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month and (ii) Ancillary Income.  The Servicing Fee shall be payable monthly.  The Servicing Fees shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment or as otherwise provided in Section 3.04.  The aggregate of the Servicing Fees payable to the Servicer for any month with respect to the Mortgage Loans shall be reduced by any Net Prepayment Interest Shortfall Amount with respect to such month. The Servicer shall be entitled to recover any unpaid Servicing Fees out of Insurance Proceeds, Condemnation Proceeds, REO Disposition Proceeds or Liquidation Proceeds or from other funds on dep osit in  the Custodial Account to the extent permitted in Section 3.04 and out of amounts derived from the operations and sale of REO Property to the extent permitted by Section 3.16.  Any Prepayment Interest Excess Amount not required to cover Prepayment Interest Shortfall Amounts shall be retained by, or paid to, the Servicer as additional compensation.

The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 5.02

Annual Statement as to Compliance..

The Servicer, the Program Administrator and the Master Servicer shall deliver (or otherwise make available) to the Depositor and the Securities Administrator on or before March 15  of each year, commencing in March 2007, an Officer’s Certificate stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

The Master Servicer shall include all annual statements of compliance received by it from the Servicer with its own annual statement of compliance to be submitted to the Securities Administrator pursuant to this Section.

In the event the Master Servicer, the Securities Administrator or the Program Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide an Officer’s Certificate pursuant to this Section 5.02, notwithstanding any such termination, assignment or resignation.

Failure of the Servicer to timely comply with this Section 5.02 shall be an Event of Default, automatically, without notice and without any cure period, and the Master Servicer may, in addition to whatever rights the Master Servicer may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of such Servicer under this Agreement and in and to the Mortgage Loans serviced by it and the proceeds thereof without compensating such Servicer for the same (other than the Servicer’s right to reimbursement of unreimbursed Advances and Servicing Advances and accrued and unpaid Servicing Fees in the manner provided in this Agreement).  This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, (“Sarbanes-Oxley”) is required to be given on behalf of the Trust Fund, no later than February 28th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Depositor or the Master Servicer provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, each of the Servicer, the Master Servicer and the Program Administrator shall provide, and each such party shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 15 of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (e ach, a “Back-Up Certification”), in the form attached hereto as Exhibit E, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely.  The senior officer of the Depositor or the Master Servicer shall serve as the Certifying Person on behalf of the Trust.  In the event any such party or any Servicing Function Participant engaged by such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 5.02 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.  Notwithstanding the foregoing, the Master Servicer and the Securities Administrat or shall not be required to deliver a Back-Up Certification to each other if both are the same Person and the Master Servicer is the Certifying Person.

Section 5.03

Assessments of Compliance and Attestation Reports.

By March 15 (April 1 during each year in which a 10-K is not required to be filed for the Trust) of each year, commencing in March 2007, the Servicer, the Custodian, the Master Servicer and the Securities Administrator, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Securities Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s assessment of compliance with the applicable Servicing Criteria as of and for the fiscal year cove red by the Form 10-K required to be filed pursuant to Section 4.08(a)(iii) of the Trust Agreement, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the Relevant Servicing Criteria as of and for such period; however, notwithstanding anything herein to the contrary, no Subcontractor will be required to deliver any Assesment of Compliance in any such given year in which a Form 10-K is not required to be filed.

No later than February 1 of each year in which a 10-K is required to be filed for the Trust, the Servicer, the Master Servicer, the Custodian and the Program Administrator shall each forward to the Securities Administrator and the Depositor the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person).  When the Master Servicer, the Program Administrator  and the Securities Administrator (or any Servicing Function Participant engaged by them) submit their assessments to the Securities Administrator, such parties will also at such time include the assessm ent and attestation pursuant to Section 5.03) of each Servicing Function Participant engaged by it.

In the event the Servicer, the Master Servicer, the Securities Administrator, the Program Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide a report on assessment of compliance pursuant to this Section 5.03, or to such other applicable agreement, notwithstanding any such termination, assignment or resignation.

Such report at a minimum shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit G hereto delivered to the Trustee, the Securities Administrator,  the Program Administrator and the Depositor concurrently with the execution of this Agreement.

By March 15 of each year, commencing in March 2007, the Servicer, the Custodian, the Master Servicer and the Securities Administrator each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Program Administrator, the Securities Administrator, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish an attestation report to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of a n examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria; however, notwithstanding anything herein to the contrary, no Subcontractor will be required to deliver any attestation report in any such given year in which a Form 10-K is not required to be filed.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

Promptly after receipt of each such assessment of compliance and attestation report, the Securities Administrator shall confirm that each assessment submitted pursuant to Section 5.03 is coupled with an attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

In the event the Master Servicer, the Securities Administrator, the Program Administrator,  the Servicer or any Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, or the Custodial Agreement, Servicing Agreement or sub-servicing agreement, as the case may be, such party shall cause a registered public accounting firm to provide an attestation pursuant to this Section 5.03, or such other applicable agreement, notwithstanding any such termination, assignment or resignation.

The Servicer shall cause any Subservicer to which such Servicer delegated any of its responsibilities with respect to the Mortgage Loans, and each Subcontractor determined by the related Servicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Trustee, the Securities Administrator, the Master Servicer, the Program Administrator and the Depositor an assessment of compliance and accountants’ attestation.

Failure of the Servicer to timely comply with this Section 5.03 shall be an Event of Default, automatically, without notice and without any cure period, and the Master Servicer may, in addition to whatever rights the Master Servicer may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans serviced by it and the proceeds thereof without compensating the Servicer for the same (other than the Servicer’s right to reimbursement of unreimbursed Advances and Servicing Advances and accrued and unpaid Servicing Fees in the manner provided in this Agreement).  This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

The Securities Administrator, and the Master Servicer shall also each provide to the Depositor an Assessment of Compliance and Attestation Report with respect to itself, as and when provided above by March 15 each year, which shall at a minimum address each of the Servicing Criteria specified on Exhibit G hereto which are indicated as applicable to the Securities Administrator or the Master Servicer, as the case may be.

Section 5.04

Transfers of Mortgaged Property.

The Servicer shall use its best efforts to enforce any “due-on-sale” provision contained in any related Mortgage or Mortgage Note and to deny assumption by the Person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto; provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any or, if consistent with Accepted Servicing Practices , the Servicer believes the collections and other recoveries in respect of such Mortgage Loan could reasonably be expected to be maximized if the Mortgage Loan were not accelerated.

If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause or if any of the other conditions set forth in the last sentence of the preceding paragraph apply, the Servicer shall enter into (i) an assumption and modification agreement with the Person to whom such property has been conveyed, pursuant to which such person becomes liable under the Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Note and the Servicer has the prior consent of the insurer under the related PMI Policy, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes l iable under the Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever. In connection with any such assumption, no material term of the related Note, including without limitation, the Mortgage Interest Rate borne by the related Note, the term of the Mortgage Loan or the outstanding principal amount of the Mortgage Loan shall be changed.

Subject to the Servicer’s duty to enforce any due-on-sale clause to the extent set forth in this Section 5.04, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct the Trustee in writing to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person.  In connection with any such assumption, no material term of the Note may be changed.  Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer’s Certificate signed by a Servicing Officer stating that the requirements of this Section 5.04 have been met in connection therewith.  The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption, modification or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

ARTICLE VI.

REPRESENTATIONS, WARRANTIES
AND AGREEMENTS

Section 6.01

Representations, Warranties and Agreements of the Servicer.

The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Seller, the Master Servicer, the Securities Administrator, the Program Administrator, the NIMS Insurer, if any, and the Trustee as of the Closing Date:

(a)

Due Organization and Authority.  The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agr eement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

(b)

Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

(c)

No Conflicts.  Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer’s organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

(d)

Ability to Perform.  The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(e)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

(f)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement;

(g)

Ability to Service.  The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.  The Servicer is in good standing to service mortgage loans for either Fannie Mae or Freddie Mac.  The Servicer is a member in good standing of the MERS system;

(h)

No Untrue Information.  Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

(i)

No Commissions to Third Parties.  The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller; and

(j)

Fair Credit Reporting Act.  The Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis.

(k)

Additional Representations and Warranties of the Servicer. Except as disclosed in writing to the the Depositor prior to the Closing Date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer during the three-year period immediately preceding the Closing Date; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger during the three-year period immediately preceding the Closing Date; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported b y the Servicer during the three-year period immediately preceding the Closing Date; (iv) no material changes to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the Closing Date; (v) there are no aspects of the Servicer’s financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement and (vi) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with any party listed on Exhibit F hereto.

Section 6.02

Remedies for Breach of Representations and Warranties of the Servicer.

It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the Closing Date hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of, the Sellers, the Master Servicer, the Securities Administrator, the Program Administrator, the NIMS Insurer, if any, and the Trustee.  Upon discovery by either the Servicer, the Master Servicer,  the Program Administrator, the Sellers, the Securities Administrator, or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of t he security interest on such Mortgaged Property or the interest of the Sellers, the Program Administrator, the Master Servicer, the Securities Administrator or the Trustee, the party discovering such breach shall give prompt written notice to the other.

Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Master Servicer’s option, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor Servicer.  Such assignment shall be made in accordance with Sections 9.01 and 9.02.

In addition, the Servicer shall indemnify the Sellers, the Master Servicer, the Trustee, the Securities Administrator , the Program Administrator and the NIMS Insurer, if any, and hold each of them harmless against any Costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer representations and warranties contained in this Agreement.  It is understood and agreed that the remedies set forth in this Section 6.02 constitute the sole remedies of the Sellers, the Master Servicer, the Program Administrator, the NIMS Insurer, if any, the Securities Administrator and the Trustee respecting a breach of the foregoing representations and warranties.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Sellers, the Master Servicer, the Trustee, the Program Administrator and the NIMS Insurer, if any, to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by either Seller, the Trustee, the Securities Administrator, the Master Servicer, the Program Administrator and the NIMS Insurer, if any, for compliance with this Agreement.

Section 6.03

Additional Indemnification by the Servicer; Third Party Claims.

(a) The Servicer shall indemnify the Sellers, the Master Servicer, the Securities Administrator, the Trustee, the Program Administrator and the NIMS Insurer, if any, and the Trust Fund and hold them harmless against any and all Costs that the indemnified party may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in material compliance with the terms of this Agreement.  The Servicer shall immediately notify the Sellers, the Master Servicer,  the Trustee, the Securities Administrator,  the Program Administrator and the NIMS Insurer, if any, or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, prompt ly pay, discharge and satisfy any judgment or decree which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from such indemnified party in connection with such claim.  Each indemnified party, as applicable, promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer’s indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Mortgage Loans in material compliance with the terms of this Agreement.  In the event a dispute arises between an indemnified party and the Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney’s fees and other cos ts and expenses related to the adjudication of said dispute.

(b) The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder.

Section 6.04

Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate, the Master Servicer,  the Program Administrator, the Trustee, the Securities Administrator, the Trust Fund and the NIMS Insurer against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Master Servicer, the Securities Administrator,  the Program Administrator, the Trust Fund, the NIMS Insurer or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied.  The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate, the Trustee, the Securities Administrator, the Master Servicer, the Program Administrator, the Trust Fund or the NIMS Insurer now or hereafter existing at law or in equity or otherwise.  Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interes t on the Certificates).

Section 6.05

Purchase of Distressed Mortgage Loans.

The NIMS Insurer may, at its option, purchase a Distressed Mortgage Loan; provided, however, prior to any such purchase, the Servicer shall be required to continue to make Advances with respect to such Distressed Mortgage Loans pursuant to Section 4.03 unless it has deemed such Advances to be a Nonrecoverable Advance.  Any such purchase shall be accomplished by remittance to the Servicer of the Purchase Price for the Distressed Mortgage Loan for deposit into the Custodial Account.  The Trustee and the Servicer shall immediately effectuate the conveyance of the purchased Distressed Mortgage Loan to the NIMS Insurer exercising the purchase option, including prompt delivery of the Servicing File and all related documentation to the applicable NIMS Insurer.

Section 6.06

Reporting Requirements of the Commission and Indemnification.

Notwithstanding any other provision of this Agreement, the Servicer acknowledges and agrees that the purpose of Sections 4.02, 5.02, 5.03 and 6.01(k) of this Agreement is to facilitate compliance by the Securities Administrator, the Master Servicer and the Depositor with the provisions of Regulation AB. Therefore, the Servicer agrees that (a) the obligations of the Servicer hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) such obligations may change over time due to interpretive advice or guidance of the Commission, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the Servicer shall otherwise comply with requests made by the Securities Administrator, the Master Servicer or the Depositor for delivery of additional or different information as such parties may determine in good faith is necessary to comply with the provisions of Regulation AB, (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB and (e) the Servicer shall promptly upon request provide to the Depositor for inclusion in any periodic report required to be filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such items of information regarding this Agreement and matters related to the Servicer, together with such information required to be provided by the Servicer under Sections 4.02, 5.02, 5.03 and 6.01(k) (collectively, the “Servicer Information”), provided that such information shall be required to be provided by the Servicer only to the extent that such shall be determined by the Depositor, the Master Servicer or the Securities Administrator in their sole discretion and their counsel to be necessary or advisable to comply with any Commission and industry guidance and convention.

The Servicer hereby agrees to indemnify and hold harmless the Depositor, the Master Servicer, the Trustee, the Securities Administrator and their respective officers and directors and each person, if any, who controls the Depositor, the Master Servicer, the Securities Administrator and the Trustee within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Act”), or Section 20 of the Exchange Act, from and against any and all losses, claims, expenses, damages or liabilities to which the Depositor, the Master Servicer, the Securities Administrator or the Trustee and their respective officers or directors and any such controlling person may become subject under the Act or otherwise, as and when such losses, claims, expenses, damages or liabilities are incurred, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Servicer Information or arise out of, or are based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Depositor, the Master Servicer, the Trustee, the Securities Administrator and their respective officers and directors and any such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, expense, damage, liability or action, as and when incurred; provided, however, that the Servicer shall be liable only insofar as such untrue statement or alleged untrue statement or omission or alleged omission relates to the information in the Servicer Information furnished to the Depositor, the Trustee, the Securities Administ rator or Master Servicer by or on behalf of the Servicer specifically in connection with this Agreement.

ARTICLE VII.
THE SERVICER

Section 7.01

Merger or Consolidation of the Servicer.

The Servicer shall keep in full effect its existence, rights and franchises as a limited liability company, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Fannie Mae or Freddie Mac approved servicer in good standing.

Section 7.02

Limitation on Liability of the Servicer and Others.

Neither the Servicer nor the Master Servicer nor any of their directors, officers, employees or agents shall be under any liability to the Seller, the Program Administrator, the NIMS Insurer, if any, the Securities Administrator or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or the Master Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  The Servicer, the Master Servicer and any director, officer, employee or agent of such person may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer and the Master Servicer may, with the consent of the Trustee, the Program Administrator, the Securities Administrator and the NIMS Insurer, if any, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto.  In such event, the Servicer or the Master Servicer, as the case may be, shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

Section 7.03

Limitation on Resignation and Assignment by the Servicer.

This Agreement has been entered into with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.  Therefore, except as expressly provided in this Section 7.03, and Sections 3.22, 7.01 and 7.04, the Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller, the Master Servicer, the Program Administrator, the Trustee, the Securities Administrator and the NIMS Insurer, if any, which consent, in the case of an assignment of rights or delegation of duties, shall b e granted or withheld in the discretion of each such party, and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Servicer, shall not be unreasonably withheld; provided, that in each case, there must be delivered to the Seller, the Master Servicer,  the Program Administrator, the Trustee, the Securities Administrator  and the NIMS Insurer, if any, a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.  Notwithstanding the foregoing, the Servicer, without the consent of the Seller, the Master Servicer,  the Program Administrator, the Trustee, the Securities Administrator  or the NIMS Insurer, if any, may retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administra tion, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Master Servicer, the Seller, the Program Administrator, the Trustee, the Securities Administrator and the NIMS Insurer, if any, or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Program Administrator, the Master Servicer, the Trustee, the Securities Administrator and the NIMS Insurer, if any, which Opinion of Counsel shall be in form and substance acceptable to such parties.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in th e manner provided in Section 9.01.

Notwithstanding the preceding two paragraphs of this Section 7.03 or any other provisions of this Agreement to the contrary, the Servicer shall have the right, subject to the succeeding sentence, to pledge and assign all of the Servicer’s right, title and interest in, to and under this Agreement to one or more lenders in order to finance the Servicer’s servicing rights hereunder (any such Lender, a “Servicing Rights Lender”), provided that such assignment shall not impair any existing rights or claims that the Seller, the Master Servicer, the NIMS Insurer, the Depositor, the Securities Administrator or the Trustee may have against the Servicer and (ii) the Seller, the Master Servicer, the NIMS Insurer, the Depositor, the Securities Administrator and the Trustee shall have no obligation or liability to the Servicing Rights Lender under any such financing arrangements.  If, as a result of a default by the Servicer under any such financing arrangement, the Servicing Rights Lenders acquire such servicing rights and appoint a successor Servicer under this Agreement, any such successor Servicer must meet all requirements for successor Servicers pursuant to Section 9.01.  If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor Servicer, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such Servicer.

Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Seller, the Master Servicer,  the Program Administrator, the Trustee, the Securities Administrator and the NIMS Insurer, if any, then the Seller, the Master Servicer, the Program Administrator, the Securities Administrator, the Trustee or the NIMS Insurer, if any, shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

Section 7.04

Subservicing Agreements and Successor Subservicer.

(a)

The Servicer may enter into subservicing agreements for any servicing and administration of the Mortgage Loans with any institution which (i) is an approved Fannie Mae or Freddie Mac Seller/Servicer and (ii) which represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such subservicing agreement. For this purpose, subservicing shall not be deemed to include outsourcing routine tasks to third parties including, but not limited to, taxes, flood certifications, insurance, property inspection, reconveyance, collection or brokering REO Property. The Servicer shall give prior written notice to the Trustee, the Master Servicer, the Securities Administrator, the Program Administrator and the NIMS Insurer, if any, of the appointment of any subservicer and shall furnish to the Trustee, the Master Servicer, the Program Administr ator, the Securities Administrator and the NIMS Insurer, if any, a copy of such subservicing agreement.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans immediately upon receipt by any subservicer of such payments.  Any such subservicing agreement shall be consistent with and not violate the provisions of this Agreement.  Each subservicing agreement shall provide that a successor servicer shall have the option to terminate such agreement without payment of any fees if the predecessor servicer is terminated or resigns.

(b)

The Servicer may terminate any subservicing agreement to which it is a party in accordance with the terms and conditions of such subservicing agreement and either itself directly service the related Mortgage Loans or enter into a subservicing agreement with a successor subservicer that qualifies under Section 7.04(a).

(c)

Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Master Servicer,  the Program Administrator, the Securities Administrator and the NIMS Insurer, if any, and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.  The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

ARTICLE VIII.
TERMINATION

Section 8.01

Termination for Cause.

The Servicer’s rights and obligations under this Agreement shall be terminable at the option of Program Administrator, the Master Servicer, or the NIMS Insurer, if any, if any of the following events of default exist on the part of the Servicer (any such event, an “Event of Default”):

(i)

any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer or the Program Administrator; or

(ii)

failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer, the Program Administrator or the NIMS Insurer; or

(iii)

failure by the Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction, if required by such jurisdiction, where the Mortgaged Properties are located; or

(iv)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(v)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(vi)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

(vii)

the Servicer ceases to meet the qualifications of a Fannie Mae or Freddie Mac seller/servicer; or

(viii)

the Servicer attempts to assign the servicing of the Mortgage Loans or its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder in a manner not permitted under this Agreement;

(ix)

the servicer fails to satisfy the Servicer Termination Test; or

(x)

the Servicer fails to fulfill its obligations under Section 5.02 and 5.03 in strict accordance with the timeframes contained therein.

In each and every such case, so long as an event of default shall not have been remedied, in addition to whatever rights the Seller, the Master Servicer, the Trustee, the Program Administrator, the Securities Administrator or the NIMS Insurer, if any, may have at law or equity to damages, including injunctive relief and specific performance, the Seller, the Master Servicer, the Trustee, the Program Administrator, the Securities Administrator or the NIMS Insurer, if any, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor Servicer appointed by the Program Administrator and the Master Servicer.  Upon written request from Master Servicer or the Program Administrator, the Servicer shall prepare, execute and deliver to the successor entity designated by such Seller any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer’s sole expense.  The Servicer shall cooperate with the Master Ser vicer or the Program Administrator and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

By a written notice, the Sellers, the Master Servicer,  the Trustee, the Securities Administrator and the NIMS Insurer, if any, may waive any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Notwithstanding anything to the contrary in this Agreement, as further described in Section 7.03, the Servicer may pledge or assign as collateral all its rights, title and interest under this Agreement to a Servicing Rights Lender and allow such Servicing Rights Lender (i) to cause the transfer of servicing to a successor Servicer that meets the Rating Condition if the Servicer defaults under its agreements with the Servicing Rights Lender and (ii) upon an Event of Default and receipt of notice of termination by the Servicer, the Servicing Rights Lender may direct the Servicer or its designee to appoint a successor pursuant to the provisions, and subject to the conditions set forth in Section 9.01 regarding the Servicer’s appointment of a successor Servicer, provided, that:

(i) the Servicing Rights Lender’s rights are subject to this Agreement; and

(ii) the Servicer shall remain subject to termination as Servicer under this Agreement pursuant to the terms hereof.

Section 8.02

Termination Without Cause.

This Agreement shall terminate upon:  (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Servicer (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) the mutual consent of the Servicer, the Master Servicer,  the Securities Administrator, the Program Administrator and the Trustee.  The Servicer shall comply with the termination procedures set forth in Sections 7.03, 8.01 and 9.01 hereof.  Any invoices received by the Servicer after termination will be forwarded to the Program Administrator or the successor servicer for payment within thirty (30) days of receipt from the Servicer.

Section 8.03

Terminated Servicer’s Right to Fees and Unreimbursed Advances

At the time of a Servicer termination pursuant to either Section 8.01 or 8.02, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Advances, upon the transfer of servicing to a successor servicer.

Section 8.04

Reserved.

Section 8.05

Termination of Master Servicer

“Master Servicer Event of Default,” wherever used herein, means any one of the following events:

(i) any failure by the Master Servicer to remit to the Distribution Account any amounts required to be remitted by it pursuant to this Agreement, which failure shall continue unremedied for one Business Day, after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee, the Securities Administrator, the Depositor or by the Holders of Certificates having not less than 50% of the Voting Interests evidenced by the Certificates provided, however, that such failure to timely deposit or remit shall not be considered a Master Servicer Event of Default if the Master Servicer and the Securities Administrator are the same Person and such failure to timely deposit or remit does not delay distributions to Certificateholders; or

(ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, or the breach by the Master Servicer of any representation and warranty contained in Section 3A.11, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor, the Securities Administrator  or the Trustee or to the Master Servicer, the Depositor, the Securities Administrator and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Interests; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

If a Master Servicer Event of Default shall occur, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates evidencing not less than 50% of Voting Interests evidenced by the Certificates, the Trustee shall, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) with a copy to each Rating Agency, terminate all of the rights and obligations of the Master Servicer in its capacity as Master Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respe ct to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise including, without limitation, the compensation payable to the Master Servicer under this Agreement, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Master Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Master Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Master Servicer’s functions under this Agreement, and to cooperate with the Trustee in effecting the termination of the Master Servicer’s responsibilities and rights under this Agreement (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination and shall continue to be entitled to the benefits of Section 7.02, notwithstanding any such termination, with respect to events occurring prior to such termination).  For purposes of this Section 8.05, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee’s Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Master Servicer Event of Default is received by the Trustee and such notice references the Certificates, the Trust or this Agreement.  The Trustee shall promptly notify the Rating Agencies of the occurrence of a Master Servicer Event of Default of which it has knowledge as provided above.

To the extent that the costs and expenses of the Trustee related to the termination of the Master Servicer, appointment of a successor Master Servicer or the transfer and assumption of the master servicing by the Trustee (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Master Servicer as a result of a Master Servicer Event of Default and (ii) all costs and expenses associated with the complete transfer of the master servicing, including all master servicing files and all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the successor Master Servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the successor Master Servicer to master service the Mortgage Loans i n accordance with this Agreement) are not fully and timely reimbursed by the terminated Master Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

ARTICLE IX.
MISCELLANEOUS PROVISIONS

Section 9.01

Successor to the Servicer.

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 5.02, 5.03, 6.02, 7.03, 8.01 or 8.02(ii), the Master Servicer shall (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement (including the obligation to make Advances and Servicing Advances not previously made by the Servicer), or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement (including the obligation to make Advances and Servicing Advances not previously made by the Servicer).  It is understood and acknow ledged by the parties hereto that there will be a period of transition before the transfer of servicing obligations is fully effective.  Notwithstanding the foregoing, the Master Servicer will have a period (not to exceed 90 days) to complete the transfer of all servicing data and correct or manipulate such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise enable the Master Servicer to service the Mortgage Loans in accordance with Accepted Servicing Practices.

Any successor to the Servicer that is not at that time a Servicer of other Mortgage Loans for the Trust Fund shall be subject to the approval of the the Program Administrator and the Master Servicer (such approval not to be unreasonably withheld), shall be a member in good standing of the MERS system (if any of the Mortgage Loans are MERS Eligible Mortgage Loans, unless such Mortgage Loans are withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trustee at the expense of the successor Servicer).  Any approval of a successor servicer by the Master Servicer, shall, if the successor servicer is not at that time a servicer of other Mortgage Loans for the Trust Fund, be conditioned upon the receipt by the Master Servicer of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-cu rrent rating of any of the Certificates (“Rating Condition”).  In connection with such appointment and assumption, the Master Servicer or the Program Administrator, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resi gnation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to any party under Section 6.02 and 6.03, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and 6.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.  Neither the Master Servicer, in its capacity as successor servicer, nor any other successor servicer, shall be responsible for the lack of information and/or documents that are not transferred to it by the Servicer and that it cannot otherwise obtain through reasonable efforts.

Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement of the Mortgage Notes and related documents, and the preparation and recordation of Assignments of Mortgage.  The Servicer shall cooperate with the Trustee, the Master Servicer or the Program Administrator, as applicable, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer, the Master Servicer, the Program Administrator, the Securities Administrator, the NIMS Insurer, if any, and the Seller (with respect to its related Mortgage Loans) an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 (including a representation that the successor Servicer is a member of MERS, unless none of the Mortgage Loans are MERS Mortgage Loans or MERS Eligible Mortgage Loans or any such Mortgage Loans have been withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trustee) and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall be come fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01 or 8.02 shall not affect any claims that any party may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.  In addition, in the event any successor servicer is appointed pursuant to Section 8.02(iii) of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify the Trustee, the Master Servicer, the Seller, the Program Administrator and the NIMS Insurer, if any, of such appointment in accordance with the procedures set forth in Section 9.03.

Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise) including, without limitation, the costs and expenses of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and other necessary data to the successor Servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.  If the Servicer does not pay such expenses then such amounts shall be reimbursable from the Trust.

Notwithstanding any provision herein to the contrary, upon the termination or resignation of the Servicer under this Agreement pursuant to Sections 6.02, 7.03, 8.01 or 8.02, the party appointing a successor servicer hereunder (whether a Seller or the Master Servicer) shall use commercially reasonable efforts (without loss, cost or expense to such party) to cause the servicer selected  as the successor servicer of the Mortgage Loans to reimburse the Servicer for all outstanding unreimbursed Advances and Servicing Advances (including but not limited to trailing expenses representing Advances or Servicing Advances incurred prior to but invoiced after the date of termination) and all accrued and unpaid Servicing Fees upon the transfer of servicing to such successor servicer; provided, however, that if such successor is unwilling to do so, then the party appointing such successor servicer will require the successor servicer to reimburse the Servicer as such amounts are received from the related Mortgage Loans, with the order of reimbursement being in direct order of the oldest outstanding Servicing Fee, Advance or Servicing Advance, as the case may be.  In addition to the foregoing, following the termination or resignation of the Servicer under this Agreement, the Servicer shall continue to be entitled to the benefits of Section 6.03(b) with respect to events occurring prior to such termination.

Notwithstanding the foregoing, the parties hereto agree that the Master Servicer, in its capacity as successor servicer, immediately shall assume all of the obligations of the Servicer to make Advances and the Master Servicer will assume the other duties of the Servicer as soon as practicable, but in no event later than 90 days after the Master Servicer becomes successor servicer pursuant to the preceding paragraph.  Notwithstanding the foregoing, the Master Servicer, in its capacity as successor servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts

Section 9.02

Costs.

The Sellers shall pay the legal fees and expenses of their attorneys.  Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, shall be paid by the Sellers.  Subject to Sections 2.02 and 3.01(a), the Depositor shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages.

Section 9.03

Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

(i)

if to Sellers:

BICEP Owner Trust [II]

553 Capital Drive

Lake Zurich, IL  60047

Attention: Michael J. Trickey

Telephone No.:  (847) 540-6554

Facsimile:  (847) 955-0392

(ii)

if to the Servicer:

Ocwen Loan Servicing, LLC

1661 Worthington Road

West Palm Beach, FL  33409

Attention: Secretary

Telephone No.: (561) 682-8517

Telecopier No.: (561) 682-8177

if to the Program Administrator:

BancCap Funding LLC

553 Capital Drive

Lake Zurich, IL  60047

Attention: Michael J. Trickey

Telephone No.:  (847) 540-6554

Facsimile:  (847) 955-0392

if to the Trustee:

U.S Bank National Association

60 Livingston Avenue,  EP-MN-WS3D

St. Paul, Minnesota 55107

Attention: Structured Finance/BancCap 2006-1

Telephone: (651) 495-3850

Facsimile:  (651) 495-8090

if to the Master Servicer or the Securities Administrator :

Wells Fargo Bank, N.A.

P. O. Box 98

Columbia, MD 21046
Attention: Client Manager BancCap 2006-1

Telephone: (410) 884-2000

Facsimile: (410)  715-2380

if to the NIMS Insurer:

As provided in the Trust Agreement

Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

Section 9.04

Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any prov ision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

Section 9.05

No Personal Solicitation.

From and after the Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer’s behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan (on a targeted basis) for any purposes of prepayment, refinancing or modification of the related Mortgage Loan, provided, however, that this limitation shall not prohibit Servicer from soliciting such Mortgagor for purposes of prepayment, refinance or modification of any loan owned or serviced by Servicer other than a Mortgage Loan.  It is understood and agreed that, among other marketing activities, promotions undertaken by Servicer which are directed of the general public at large or which are directed generally to a segment of the then existing customers of Servicer o r any of its direct or indirect subsidiaries (including, without limitation, the mailing of promotional materials to Servicer’s deposit customers by inserting such materials into customer account statements, mass mailings based on commercially acquired mailing lists and newspaper, radio and television advertisements) shall not constitute solicitation under this section.

Section 9.06

Counterparts.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 9.07

Place of Delivery and Governing Law.

This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Seller in the State of New York and shall be deemed to have been made in the State of New York.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY (EXCEPT SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

Section 9.08

Further Agreements.

The parties each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 9.09

Intention of the Parties.

It is the intention of the parties that the Seller is conveying, and the Servicer is receiving only a contract for servicing the Mortgage Loans.  Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Mortgage Loans and all rights (other than the servicing rights) related thereto.

Section 9.10

Successors and Assigns; Assignment of Servicing Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Seller, the Trustee, the Program Administrator, the Securities Administrator and the NIMS Insurer, if any, and their respective successors and assigns.  This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with Section 7.03.

Section 9.11

Assignment by Sellers.

Sellers shall have the right, upon notice to but without the consent of the Servicer, to assign, in whole or in part, its interest under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of the Seller under this Agreement.  All references to the Sellers in this Agreement shall be deemed to include their assignee or designee and any subsequent assignee or designee, specifically including the Trustee.

Section 9.12

Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 9.13

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 9.14

Waiver of Jury Trial.

EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

Section 9.15

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)

the term “include” or “including” shall mean by reason of enumeration.

Section 9.16

Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

IN WITNESS WHEREOF, the Servicer, the Sellers, the Master Servicer and the Program Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

BICEP OWNER TRUST,

as Seller

By:     /s/ Sterling C. Correia

Name: Sterling C. Correia

Title:   Vice President

BICEP OWNER TRUST II,

as Seller

By:     /s/ Sterling C. Correia

Name: Sterling C. Correia

Title:   Vice President

OCWEN LOAN SERVICING, LLC

as Servicer

By:     /s/ Richard Delgado

Name: Richard Delgado

Title:  Authorized Representative

BANCCAP FUNDING, LLC,

as Program Administrator

By:     /s/ Peter Crouchley

Name: Peter Crouchley

Title:  Vice President

WELLS FARGO BANK, N.A.

Not in its individual capacity but solely as Master

Servicer and Securities Administrator

By:     /s/ Amy Doyle

Name: Amy Doyle

Title:  Vice President

Acknowledged By:

U.S. BANK NATIONAL ASSOCIATION

Not in its individual capacity but solely as Trustee

By:     /s/ Shannon M. Rantz

Name: Shannon M. Rantz

Title:   Vice President

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

CUSTODIAL ACCOUNT LETTER AGREEMENT

_______ __, 20__

To:

___________________________

___________________________

___________________________

(the “Depository”)

As Servicer under the Servicing Agreement, dated as of March 1, 2006 (the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 3.03 of the Agreement, to be designated as “Ocwen Loan Servicing, LLC for the benefit of the Trustee on behalf of the registered holders of BASIC Mortgage Loan Pass-Through Certificates, 2006-1.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

OCWEN LOAN SERVICING, LLC

By:__________________________________

Name:

Title:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

_____________________________________

Depository

By: __________________________________

Name:

Title:

Date:

Exhibit B-1
Standard File Layout – Master Servicing

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer’s fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer’s fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower’s actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower’s actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower’s next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan “paid in full” amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, 60=PIF, 63=Substitution, 65=Repurchase, 70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle – only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer – only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle – only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer – only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type		Varchar – value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

EXHIBIT C

ESCROW ACCOUNT LETTER AGREEMENT

_______ __, 20__

To:

___________________________

___________________________

___________________________

(the “Depository”)

As Servicer under the Servicing Agreement, dated as of March 1, 2006 (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as “Ocwen Loan Servicing, LLC for the benefit of the Trustee on behalf of the registered holders of BASIC Mortgage Loan Pass-Through Certificates, 2006-1.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

OCWEN LOAN SERVICING, LLC

By: ________________________________

Name:

Title:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

_____________________________________

Depository

By: __________________________________

Name:

Title:

Date

Exhibit D-2

Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit D-2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

Charge Off

•

DIL-

Deed-in-Lieu

•

FFA-

Formal Forbearance Agreement

•

MOD-

Loan Modification

•

PRE-

Pre-Sale

•

SS-

Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Exhibit D-2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit D-2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Exhibit D-3 : Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(a)

(b)

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

(c)

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit D-3: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a)

HUD Part A

________________

(18b)

HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT E

FORM OF BACK-UP CERTIFICATION

[Date]

BancCap Funding LLC

553 Capital Drive

Lake Zurich, IL  60047

Attention: Michael J. Trickey

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Servicing Agreement dated as of March 1, 2006 (the “Servicing Agreement”), among BancCap Advisors, LLC, as program administrator, BICEP Owner Trust and BICEP Owner Trust II, as sellers, Ocwen Loan Servicing, LLC, as servicer, Wells Fargo Bank, N.A., as securities administrator and master servicer and U.S. Bank National Association, as trustee (the “Trustee”)

 I, ________________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to the Depositor, the Master Servicer and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to Wells Fargo pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to Wells Fargo;

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Trust Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to Wells Fargo.  Any material instances of noncompliance described in such reports have been disclosed to Wells Fargo.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

_________________________

By:
Name:

________________________________

EXHIBIT F

TRANSACTION PARTIES

[Trustee:

Master Servicer:

PMI Insurer(s):

Interest Rate Swap Counterparty:

Interest Rate Cap Counterparty:

Originator(s):

Custodian(s):

Sellers:]

EXHIBIT G

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Key:

X - obligation

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Reg AB Reference	Servicing Criteria	Servicer	Custodian	Trustee	Master Servicer	Securities Adminis- trator
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X			X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X			X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

		X			X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X			X	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

		X			X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

					X	X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

		X			X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X			X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

		X			X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

		X				X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X	X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.					X